UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22970

Nuveen Dow 30SM Dynamic Overwrite Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June 2018

Nuveen

Closed-End Funds

BXMX	Nuveen S&P 500 Buy-Write Income Fund
DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund
SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund

Semiannual Report

IMPORTANT DISTRIBUTION NOTICE

for Shareholders of the Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Semi-Annual Shareholder Report for the period ending June 30, 2018

The Nuveen S&P 500 Dynamic Overwrite Fund and Nuveen Nasdaq 100 Dynamic Overwrite Fund seeks to offer attractive cash flow to its shareholders, by converting the expected long-term total return potential of the Funds’ portfolio of investments into regular quarterly distributions. Following is a discussion of the Managed Distribution Policy the Fund use to achieve this.

Each Fund pays quarterly common share distributions that seek to convert the Funds’ expected long-term total return potential into regular cash flow. As a result, the Funds’ regular common share distributions (presently $0.4200 and $0.2800 per share, respectively) may be derived from a variety of sources, including:

•	net investment income consisting of regular interest and dividends,

•	realized capital gains or,

•	possibly, returns of capital representing in certain cases unrealized capital appreciation.

Such distributions are sometimes referred to as “managed distributions.” Each Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by each Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-term historical returns for the asset classes in which each Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Funds’ Managed Distribution Policy could change.

When it pays a distribution, each Fund provides holders of its Common Shares a notice of the estimated sources of the Funds’ distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis. It does this by posting the notice on its website (www.nuveen.com/cef), and by sending it in written form.

You should not draw any conclusions about the Funds’ investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy. The Funds’ actual financial performance will likely vary from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Funds’ actual total returns. The Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause each Fund to terminate its Managed Distribution Policy.

Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

The increase in market volatility this year reflects greater uncertainty among investors. The global economic outlook is less clear cut than it was in 2017. U.S. growth is again decoupling from that of the rest of the world, and the U.S. dollar and interest rates have risen in response. Trade concern rhetoric and the imposition of tariffs between the U.S. and its major trading partners has recently dampened business sentiment and could pose a risk to growth expectations going forward. A host of other geopolitical concerns, including the ongoing Brexit and North American Free Trade Agreement negotiations, North Korea relations and rising populism around the world, remain on the horizon.

Despite these risks, global growth remains intact, albeit at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending recently helped boost the U.S. economy’s momentum. Subdued inflation pressures have kept central bank policy accommodative, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.

Headlines and political noise will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance if short-term market fluctuations are a concern. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

August 24, 2018

Portfolio Managers’ Comments

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

The Nuveen S&P 500 Buy-Write Income Fund (BXMX) features portfolio management by Gateway Investment Advisers, LLC (Gateway). Kenneth H. Toft, Michael T. Buckius and Daniel M. Ashcraft are portfolio managers. Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Keith B. Hembre, CFA, and David Friar serve as portfolio managers for the Funds.

Effective 8/31/18 (subsequent to the close of the reporting period), Keith Hembre will no longer be a portfolio manager of DIAX, SPXX, QQQX and Jody I. Hrazanek will be added to the NAM portfolio management team.

Here the portfolio managers discuss their management strategies and the performance of the Funds for the six-month reporting period ended June 30, 2018.

What key strategies were used to manage the Funds during six-month reporting period ended June 30, 2018?

BXMX

BXMX seeks attractive total return with less volatility than the S&P 500® Index. During the six-month reporting period ended June 30, 2018, the Fund invested in an equity portfolio which sought to track the price movements of the S&P 500® Index and wrote (sold) listed index call options on approximately 100% of the notional value of its stock portfolio. The cash premium generated by the index call options is intended to supplement the dividend yield on the underlying stock portfolio to support the Fund’s distribution policy and to provide the potential for growth in value during rising markets and/or risk mitigation in the event of a market decline.

The writing of index call options on a broad equity index, while investing in a portfolio of equities, has the potential to enhance the BXMX’s risk-adjusted returns while exposing the Fund to less risk than unhedged equity investments. The portion of the Fund subject to the overwrite potentially forgoes some of its upside equity return in exchange for the cash premiums received for the written index call options. In addition, market declines are typically buffered by the amount of the cash premium BXMX receives. In flat or declining markets, BXMX’s call option premium can potentially enhance total return relative to the S&P 500® Index. In rising markets, the options may reduce the Fund’s total return relative to the S&P 500® Index.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

DIAX

DIAX seeks attractive total return with less volatility than the Dow Jones Industrial Average (DJIA). NAM varies the level of call option overwrite within a range of approximately 35% to 75%, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund currently expects to carry out its principal investment strategy by emphasizing options on broad-based indexes, individual stocks in the DJIA, and options on custom baskets of stocks in addition to ETFs. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

SPXX

SPXX seeks attractive total return with less volatility than the S&P 500® Index. NAM varies the level of option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund currently expects to emphasize index call options on the S&P 500® Index and can also employ an expanded range of options including index options on other broad-based indexes and options on custom baskets of stocks in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

QQQX

QQQX seeks attractive total return with less volatility than the Nasdaq-100 Index. NAM varies the level of call option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund, in carrying out its principal options strategy, expects to primarily write index call options on the Nasdaq-100 Index and other broad-based indexes and can also write call options on a variety of other equity market indexes and options on custom baskets of stocks in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

How did the Funds perform during this six-month reporting period ended June 30, 2018?

The tables in the Performance Overview and Holding Summaries section of this report provide total return for the six-month, one-year, five-year and ten-year periods ended June 30, 2018. Each Fund’s total returns at net asset value (NAV) are compared with the performance of its corresponding market index and, as available, a secondary custom blended benchmark.

For the six-month reporting period ended June 30, 2018, BXMX’s shares at NAV underperformed the CBOE S&P 500®BuyWrite Index (BXMSM) its primary index and the S&P 500® Index. DIAX underperformed the Dow Jones Industrial Average and its secondary index, which is a blend of 55% CBOE DJIA BuyWrite Index (BXDSM) and 45% Dow Jones Industrial Average. SPXX underperformed the S&P 500® Index and its secondary index, which is a blend of 55% the CBOE S&P 500®BuyWrite Index (BXMSM) and 45% the S&P 500® Index. QQQX underperformed the Nasdaq-100 Index and its secondary index, which is a blend of 55% CBOE Nasdaq 100 BuyWrite Index (BXNSM) and 45% Nasdaq-100 Index.

BXMX

BXMX seeks attractive total return with less volatility than the S&P 500® Index. During the six-month reporting period ended June 30, 2018, the Fund invested in an equity portfolio which sought to track the price movements of the S&P 500® Index and wrote (sold) listed index call options on approximately 100% of the notional value of its stock portfolio.

The Fund employs an active strategy that gives its management team discretion to diversify expiration dates and strike prices across a portfolio of index call options, and to opportunistically pursue attractive call premiums while maintaining a relatively consistent risk profile. This index call writing activity contributed positively to the Fund’s return in February and March 2018 when equity market returns were negative and in April 2018 when the equity market had a positive, but relatively low return. Additionally, index call writing provided effective risk reduction throughout the reporting period. Specifically, the Fund’s annualized standard deviation of daily returns for the reporting period was 11.65% as compared to 13.84% for the BXMSM and 16.71% for the S&P 500® Index. Despite strong performance in the second quarter of 2018 in which the Fund outperformed the BXMSM, underperformance in the first quarter resulted in overall Fund underperformance for the reporting period. The Fund’s underperformance relative to the BXMSM for the first quarter was primarily due to the equity market’s strong advance from February 8th to March 9th with the BXMSM nearly matching the return of the S&P 500® Index and outperforming the Fund’s. The January 26th through February 8th equity market correction that occurred prior to this advance resulted in the Fund and the BXMSM having different amounts of market exposure. The static approach of the BXMSM resulted in its written index call option being very far out-of-the money when the equity market began its recovery giving the BXMSM nearly full market exposure, while the Fund’s active approach gradually lowered the strike prices of its diversified portfolio of written call options as the market declined. This resulted in the Fund having less market exposure than the BXMSM when the market began its recovery and, thus, less participation in the market advance.

DIAX

DIAX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the Index.

The Fund’s equity portfolio had positive returns for the reporting period. It is important to note the relationship between the market’s implied volatility that is measured by the Board Options Exchange (Cboe) Volatility Index (the “VIX”), and option writing. Implied volatility is a component of an option itself. It is the estimated volatility of an asset underlying an option. Higher implied volatilities result in higher option prices. The same can be said about the implied volatility of the market.

After nearly two years of near record low volatility, the market’s implied volatility, as measured by the VIX, came roaring back during the first quarter of 2018, but eased during the second quarter, averaging 16.6 with a range between 11.0 and 37.3. The rising volatility, combined with fluctuating equity markets and increased premiums for call options,

Portfolio Managers’ Comments (continued)

created an active environment for option writing. We kept the Fund’s option overwrite level near that of the DIAX Blended Benchmark, which hindered performance during the reporting period. The option overwrite level ranged from 37% to 66%, but averaged 54% for the reporting period.

A contributor to the Fund’s underperformance was the steep drop in the Index on February 5, 2018, which declined 1600 points intra-day and ended the day down nearly 1,175 points, or approximately 4.6%. The Fund’s cash flow from premiums was not enough to offset the significant decline in the index and the Fund’s underlying equity portfolio. Since then, the Fund has rebounded, but not enough to overcome the steep one day drop.

During the reporting period, NAM remained very tactical with their trades. NAM did hold a few single-name options. Those held included options on a health care exchange-traded fund (ETF), utilities ETF and silver ETFs. These positions also contributed to performance. Options on the S&P 500® Index, the VIX, Russell 2000 ® Index, Nasdaq-100 Index and MSCI EAFE Index nominally contributed to performance.

SPXX

SPXX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the index. In rising markets, however, the options can hinder the Fund’s total return relative to the index.

The Fund’s equity portfolio had positive returns for the reporting period. It is important to note the relationship between market’s implied volatility that is measured by the Board Options Exchange (Cboe) Volatility Index (the “VIX”), and option writing. Implied volatility is a component of an option itself. It is the estimated volatility of an asset underlying an option. Higher implied volatilities result in higher option prices. The same can be said about the implied volatility of the market.

After nearly two years of near record low volatility, the market’s implied volatility, as measured by the VIX, came roaring back during the first quarter of 2018, but eased during the second quarter, averaging 16.6 with a range between 11.0 and 37.3. The rising volatility, combined with fluctuating equity markets and increased premiums for call options, created an active environment for option writing. We kept the Fund’s option overwrite level near that of the SPXX Blended Benchmark for the reporting period, which hindered performance. The option overwrite level ranged from 37% to 66%, but averaged 54% for the reporting period.

A contributor to the Fund’s underperformance was the steep drop in the Index on February 5, 2018, which closed the day down 113 points or approximately 4.1%. The Fund’s cash flow from premiums was not enough to offset the significant decline in the index and the Fund’s underlying equity portfolio. Since then, the Fund has rebounded, but not enough to overcome the steep one day drop.

NAM did hold a few single-name options. Those held included options on a health care exchange-traded fund (ETF), utilities ETF and silver ETFs. These positions also contributed to performance. Options on the S&P 500® Index, the VIX, Russell 2000 ® Index, Nasdaq-100 Index and MSCI EAFE Index nominally contributed to performance.

QQQX

QQQX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the index.

The Fund’s equity portfolio had positive returns for the reporting period. It is important to note the relationship between market’s implied volatility that is measured by the Board Options Exchange (Cboe) Volatility Index (the “VIX”), and option writing. Implied volatility is a component of an option itself. It is the estimated volatility of an asset underlying an option. Higher implied volatilities result in higher option prices. The same can be said about the implied volatility of the market.

After nearly two years of near record low volatility, the market’s implied volatility, as measured by the VIX, came roaring back during the first quarter of 2018, but eased during the second quarter, averaging 16.6 with a range between 11.0 and 37.3. The rising volatility, combined with fluctuating equity markets and increased premiums for call options, created an active environment for option writing. We kept the Fund’s option overwrite level near that of the QQQX Blended Benchmark for the reporting period, which hindered performance. The option overwrite level ranged from 37% to 66%, but averaged 54% for the reporting period.

A contributor to the Fund’s underperformance was the steep drop in the Index on February 5, 2018, which closed the day down 273 points or approximately 3.8%. The Fund’s cash flow from premiums was not enough to offset the significant decline in the index and the Fund’s underlying equity portfolio. Since then, the Fund has rebounded, but not enough to overcome the steep one day drop.

NAM did hold a few single-name options. Those held included options on a health care exchange-traded fund (ETF), utilities ETF and silver ETFs. These positions also contributed to performance. Options on the S&P 500® Index, the VIX, Russell 2000 ® Index, Nasdaq-100 Index, MSCI EAFE Index and MSCI Emerging Market Index nominally contributed to performance.

For the reporting period, the Fund’s equity portfolio had a less than 70% overlap with the Index due to its tax constraints. The tax rule that applies to the Fund is that the Index option sold must have less than 70% of its weight in names held by the underlying account for the premium collected to be taxed as capital gains. If it exceeds this limit, the premium is classified as ordinary income. This detracted from performance for the reporting period because the names in the Index not held by the Fund’s portfolio performed particularly well.

Share Information

DISTRIBUTION INFORMATION

The following information regarding each Fund’s distributions is current as of May 31, 2018, the date of the distribution data included within the Funds’ most recent distribution notice at the time this report was prepared. Each Fund’s distribution level may vary over time based on the Fund’s investment activities and portfolio investment value changes.

Each Fund has adopted a managed distribution program. The goal of a Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•

Each Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund’s past or future investment performance from its current distribution rate.

•

Actual share returns will differ from projected long-term returns (and therefore a Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•

A non-taxable distribution is a payment of a portion of a Fund’s capital. When a Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•

Because distribution source estimates are updated throughout the current fiscal year based on a Fund’s performance, these estimates may differ from both the tax information reported to you in each Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether each Fund’s returns for the specified time periods were sufficient to meet their distributions.

DISTRIBUTION INFORMATION FOR BXMX AND DIAX

Data as of May 31, 2018

		Per Share Distributions						Annualized Total Return on NAV
Fund	Inception Date	Quarterly	Monthly Equivalent	Monthly Net Investment Income[1]	YTD Net Realized Gain/Loss[2]	Inception Unrealized Gain/Loss[2]	Current Distribution Rate on NAV[3]	1-Year	5-Year	YTD	YTD Distribution Rate on NAV[4]
BXMX	10/2004	$0.2450	$0.0817	$0.0110	$(0.1797)	$6.9937	7.01%	6.24%	7.85%	(0.72)%	3.50%
DIAX	04/2005	$0.3100	$0.1033	$0.0193	$(0.1348)	$9.5806	6.70%	13.77%	9.99%	(1.20)%	3.35%

[1]	Net investment income is expressed as a monthly amount using a six-month average.
[2]	These are approximations. Actual amounts may be more or less than amounts listed above.
[3]	Current distribution, annualized, expressed over the most recent month-end NAV.
[4]	Sum of year-to-date distributions expressed over the most recent month-end NAV.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. These estimates are for informational purposes only. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of May 31, 2018

		Current Quarter			Calendar YTD
		Estimated Source of Distribution			Estimated Per Share Amounts
Fund	Per Share Distribution	Net Investment Income[1]	Realized Gains	Return of Capital[2]	Distributions[3]	Net Investment Income[1]	Realized Gains	Return of Capital[2]
BXMX	$0.2450	14.3%	0.0%	85.7%	$0.4900	$0.0698	$—	$0.4202
DIAX	$0.3100	22.0%	21.7%	56.2%	$0.6200	$0.1366	$0.1348	$0.3486

[1]	Net investment income is a projection through the end of the current quarter based on the most recent month-end data.
[2]

Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

[3]	Includes the most recent quarterly distribution declaration.

DISTRIBUTION INFORMATION FOR SPXX AND QQQX

This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Funds’ Managed Distribution Policy.

Each Fund may in certain periods distribute more than its income and net realized capital gains, although the Funds currently estimate that they have not done so for the fiscal year-to-date period. In such instances, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in a Fund is paid back to you. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions set forth below are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

Share Information (continued)

Each Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

The following table provides estimates of each Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. Each Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of May 31, 2018

			Estimated Per Share Sources of Distribution[1]				Estimated Percentage of the Distribution
Fund	Inception Date	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital
SPXX	11/2005
Current Quarter		$0.2800	$0.0432	$0.2368	$0.0000	$0.0000	15.4%	84.6%	0.0%	0.0%
Fiscal YTD		$0.5600	$0.0865	$0.4735	$0.0000	$0.0000	15.4%	84.6%	0.0%	0.0%
QQQX	01/2007
Current Quarter		$0.4200	$0.0174	$0.1773	$0.2253	$0.0000	4.1%	42.2%	53.7%	0.0%
Fiscal YTD		$0.8400	$0.0347	$0.3547	$0.4506	$0.0000	4.1%	42.2%	53.7%	0.0%

[1]

Net investment income is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. The Funds own REIT securities which attribute their distributions to various sources including net investment income, gains and return of capital. These estimated per share sources above include an allocation of the net investment income based on prior year attributions which can be expected to differ from the actual final attributions for the current year.

The following table provides information regarding the Funds’ distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of May 31, 2018

					Annualized		Cumulative
Fund	Inception Date	Quarterly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	5-Year Return on NAV	Fiscal YTD Distribution Rate on NAV[1]	5-Year Return on NAV	Fiscal YTD Distribution Rate on NAV[1]
SPXX	11/2005	$0.2800	$0.5600	$16.38	8.43%	6.84%	1.25%	3.42%
QQQX	01/2007	$0.4200	$0.8400	$23.62	15.24%	7.11%	5.41%	3.56%

[1]	As a percentage of 5/31/2018 NAV.

The Tax Cuts and Jobs Act

A large portion of the Fund’s portfolio holdings consist of Real Estate Investment Trusts (REITs). For tax years beginning after December 31, 2017, The Tax Cuts and Jobs Act generally would allow a non-corporate taxpayer a deduction of 20% of the investor’s domestic qualified business income received from certain pass-through entities, including REITs. However, Regulated Investment Companies (RICs) such as the Fund are not explicitly given the ability to pass the deduction through to their non-corporate shareholders. Treasury has been approached to provide RICs the ability to report a portion of their distributions as qualified business income eligible for the 20% deduction. However, until such relief is provided, non-corporate investors will not be able to receive the tax benefit that they would otherwise receive investing directly in the individual REIT securities.

EQUITY SHELF PROGRAMS

During the current reporting period, SPXX and QQQX were authorized by the Securities and Exchange Commission to issue additional shares through an equity shelf program (Shelf Offering). Under these programs, SPXX and QQQX, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per share. The total amount of shares authorized under these Shelf Offerings are as shown in the accompanying table.

	SPXX	QQQX
Additional authorized shares	1,600,000	3,700,000

During the current reporting period, the following Funds sold shares through their Shelf Offerings at a weighted average premium to their NAV per share as shown in the accompanying table.

	SPXX	QQQX
Shares sold through shelf offering	145,078	17,500
Weighted average premium to NAV per share sold	5.87%	13.55%

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and each Fund’s respective transactions.

SHARE REPURCHASES

During August 2018 (subsequent to the close of the reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
Shares cumulatively repurchased and retired	460,238	0	383,763	0
Shares authorized for repurchase	10,355,000	3,610,000	1,615,000	3,660,000

During the current reporting period, the Funds did not repurchase any of their outstanding shares.

OTHER SHARE INFORMATION

As of June 30, 2018, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
NAV	$13.80	$18.04	$16.10	$23.03
Share price	$14.09	$18.48	$16.70	$26.18
Premium/(Discount) to NAV	2.10%	2.44%	3.73%	13.68%
6-month average premium/(discount) to NAV	(0.78)%	(0.76)%	9.20%	9.61%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/BXMX.

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/DIAX.

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/SPXX.

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/QQQX.

BXMX	Nuveen S&P 500 Buy-Write Income Fund Performance Overview and Holding Summaries as of June 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
BXMX at NAV	(0.33)%	5.99%	8.06%	6.36%
BXMX at Share Price	2.45%	8.86%	10.17%	8.42%
CBOE S&P 500® BuyWrite Index (BXMSM)	1.78%	7.28%	8.14%	5.71%
S&P 500® Index	2.65%	14.37%	13.42%	10.17%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	99.4%
Repurchase Agreements	3.2%
Other Assets Less Liabilities	(2.6)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Apple, Inc.	4.2%
Microsoft Corporation	3.4%
Amazon.com, Inc.	3.1%
Facebook Inc., Class A	2.3%
Berkshire Hathaway Inc., Class B	1.9%

Portfolio Composition

(% of total investments)

Software	6.3%
Banks	6.3%
Internet Software & Services	6.0%
Oil, Gas & Consumable Fuels	5.3%
Technology Hardware, Storage & Peripherals	4.5%
Pharmaceuticals	4.4%
Internet and Direct Marketing Retail	4.3%
Semiconductors & Semiconductor Equipment	4.0%
IT Services	3.4%
Health Care Providers & Services	3.3%
Biotechnology	3.0%
Specialty Retail	2.6%
Aerospace & Defense	2.6%

Health Care Equipment & Supplies	2.5%
Media	2.4%
Capital Markets	2.2%
Insurance	2.2%
Equity Real Estate Investment Trusts	2.2%
Diversified Financial Services	1.9%
Diversified Telecommunication Services	1.8%
Beverages	1.8%
Machinery	1.8%
Industrial Conglomerates	1.8%
Hotels, Restaurants & Leisure	1.6%
Repurchase Agreements	3.2%
Other	18.6%
Total	100%

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund Performance Overview and Holding Summaries as of June 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
DIAX at NAV	(2.00)%	11.03%	10.04%	9.02%
DIAX at Share Price	1.50%	19.34%	12.13%	9.26%
Dow Jones Industrial Average (DJIA)	(0.73)%	16.31%	12.96%	10.78%
DIAX Blended Benchmark	0.38%	11.90%	9.07%	8.20%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	99.0%
Exchange-Traded Funds	1.9%
Repurchase Agreements	0.2%
U.S. Government and Agency Obligations	0.8%
Other Assets Less Liabilities	(1.9)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Boeing Company	9.2%
UnitedHealth Group Incorporated	6.7%
Goldman Sachs Group, Inc.	6.0%
3M Co.	5.4%
Home Depot, Inc.	5.3%

Portfolio Composition

(% of total investments)

Aerospace & Defense	12.5%
IT Services	7.4%
Health Care Providers & Services	6.7%
Capital Markets	6.0%
Pharmaceuticals	5.9%
Oil, Gas, & Consumable Fuels	5.7%
Industrial Conglomerates	5.3%
Specialty Retail	5.3%
Tech Hardware, Storage & Peripherals	5.0%
Hotels, Restaurants & Leisure	4.2%
Food & Staples Retailing	3.9%
Machinery	3.7%
Insurance	3.3%
Media	2.8%
Exchange-Traded Funds	1.9%
Repurchase Agreements	0.2%
U.S. Government and Agency Obligations	0.8%
Other	19.4%
Total	100%

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund Performance Overview and Holding Summaries as of June 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
SPXX at NAV	1.25%	9.47%	8.59%	6.86%
SPXX at Share Price	(0.24)%	15.99%	11.55%	9.23%
S&P 500® Index	2.65%	14.37%	13.42%	10.17%
SPXX Blended Benchmark	2.19%	10.45%	10.52%	7.82%

Performance prior to December 22, 2014, reflects the Fund’s performance under the management of a sub-adviser using an investment strategy that differed from those currently in place.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	98.9%
Exchange-Traded Funds	1.9%
Repurchase Agreements	1.1%
Other Assets Less Liabilities	(1.9)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Apple, Inc.	3.9%
Microsoft Corporation	3.4%
Amazon.com Inc.	3.3%
Facebook Inc., Class A	2.2%
JPMorgan Chase & Co.	2.1%

Portfolio Composition

(% of total investments)

Banks	6.7%
Oil, Gas & Consumable Fuels	6.4%
Internet Software & Services	6.0%
Software	5.0%
IT Services	4.8%
Internet and Direct Marketing Retail	4.8%
Semiconductors & Semiconductor Equipment	4.3%
Pharmaceuticals	4.2%
Technology Hardware, Storage & Peripherals	3.8%
Health Care Providers & Services	3.7%
Specialty Retail	3.2%
Capital Markets	3.0%

Aerospace & Defense	2.7%
Health Care Equipment & Supplies	2.4%
Biotechnology	2.3%
Insurance	2.3%
Machinery	2.2%
Beverages	2.1%
Media	2.1%
Chemicals	2.0%
Industrial Conglomerates	2.0%
Hotels, Restaurants & Leisure	1.8%
Exchange-Traded Funds	1.8%
Repurchase Agreements	1.1%
Other	19.3%
Total	100%

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund Performance Overview and Holding Summaries as of June 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
QQQX at NAV	4.65%	17.05%	15.63%	12.01%
QQQX at Share Price	11.89%	28.91%	18.99%	14.90%
Nasdaq 100® Index	10.65%	26.01%	20.80%	15.62%
QQQX Blended Benchmark	7.04%	18.73%	14.85%	10.74%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	98.4%
Exchange-Traded Funds	3.7%
Repurchase Agreements	0.0%
Other Assets Less Liabilities	(2.1)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Apple, Inc.	12.4%
Amazon.com, Inc.	11.2%
Microsoft Corporation	10.8%
Facebook Inc., Class A	6.8%
Alphabet Inc., Class C	4.3%

Portfolio Composition

(% of total investments)

Internet Software & Services	17.8%
Internet and Direct Marketing Retail	13.2%
Software	13.1%
Technology Hardware, Storage & Peripherals	12.5%
Semiconductors & Semiconductor Equipment	10.6%
Biotechnology	7.4%
Communications Equipment	4.1%
Exchange-Traded Funds	3.7%
Repurchase Agreements	0.0%
Other	17.6%
Total	100%

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 11, 2018 for BXMX, SPXX, DIAX and QQQX; at this meeting the shareholders were asked to elect Board Members.

	BXMX	SPXX	DIAX	QQQX
	Common Shares	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
Margo L. Cook
For	94,741,324	14,939,431	32,382,828	32,374,237
Withhold	1,686,470	205,072	771,814	643,582
Total	96,427,794	15,144,503	33,154,642	33,017,819
Jack B. Evans
For	93,110,213	14,903,826	32,358,956	32,302,844
Withhold	3,317,581	240,677	795,686	714,975
Total	96,427,794	15,144,503	33,154,642	33,017,819
Albin F. Moschner
For	94,687,982	14,910,407	32,238,079	32,256,439
Withhold	1,739,812	234,096	916,563	761,380
Total	96,427,794	15,144,503	33,154,642	33,017,819
William J. Schneider
For	93,145,160	14,923,130	32,364,931	32,293,855
Withhold	3,282,634	221,373	789,711	723,964
Total	96,427,794	15,144,503	33,154,642	33,017,819

BXMX	Nuveen S&P 500 Buy-Write Income Fund Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.4%

	COMMON STOCKS – 99.4% (2)

	Aerospace & Defense – 2.7%

50,341	Arconic, Inc.	$856,300
41,239	Boeing Company	13,836,097
8,874	Huntington Ingalls Industries Inc.	1,923,794
20,529	Northrop Grumman Corporation	6,316,773
36,057	Raytheon Company	6,965,491
63,296	United Technologies Corporation	7,913,899
	Total Aerospace & Defense	37,812,354

	Air Freight & Logistics – 0.5%

66,528	United Parcel Service, Inc., Class B	7,067,269

	Airlines – 0.3%

70,378	United Continental Holdings Inc., (3)	4,907,458

	Auto Components – 0.1%

20,894	Cooper Tire & Rubber Company	549,512
67,376	Gentex Corporation	1,550,996
	Total Auto Components	2,100,508

	Automobiles – 0.4%

324,831	Ford Motor Company	3,595,879
35,947	Harley-Davidson, Inc.	1,512,650
2,190	Tesla Inc., (3)	751,061
	Total Automobiles	5,859,590

	Banks – 6.5%

671,300	Bank of America Corporation	18,923,947
182,533	Citigroup Inc.	12,215,108
43,122	Comerica Incorporated	3,920,652
76,490	Fifth Third Bancorp.	2,195,263
108,513	First Horizon National Corporation	1,935,872
245,988	JPMorgan Chase & Co.	25,631,950
20,320	M&T Bank Corporation	3,457,448
156,274	U.S. Bancorp	7,816,825
291,120	Wells Fargo & Company	16,139,693
	Total Banks	92,236,758

	Beverages – 1.9%

257,560	Coca-Cola Company	11,296,582
51,957	Monster Beverage Corporation, (3)	2,977,136
115,876	PepsiCo, Inc.	12,615,420
	Total Beverages	26,889,138

	Biotechnology – 3.1%

117,241	AbbVie Inc.	10,862,379
3,485	Alnylam Pharmaceuticals, Inc., (3)	343,238
60,381	Amgen Inc.	11,145,729
20,370	Biogen Inc., (3)	5,912,189
11,841	BioMarin Pharmaceutical Inc., (3)	1,115,422
74,331	Celgene Corporation, (3)	5,903,368
105,356	Gilead Sciences, Inc.	7,463,419
9,661	Seattle Genetics, Inc., (3)	641,394

Shares	Description (1)	Value

	Biotechnology (continued)

5,986	Shire plc, ADR	$1,010,437
	Total Biotechnology	44,397,575

	Building Products – 0.4%

28,365	Allegion PLC	2,194,316
88,587	Masco Corporation	3,314,926
	Total Building Products	5,509,242

	Capital Markets – 2.3%

118,312	Charles Schwab Corporation	6,045,743
31,680	CME Group, Inc.	5,192,986
28,291	Eaton Vance Corporation	1,476,507
32,519	Goldman Sachs Group, Inc.	7,172,716
73,621	Intercontinental Exchange, Inc.	5,414,825
31,797	Legg Mason, Inc.	1,104,310
126,664	Morgan Stanley	6,003,874
17,078	Waddell & Reed Financial, Inc., Class A	306,892
	Total Capital Markets	32,717,853

	Chemicals – 1.5%

4,418	AdvanSix, Inc., (3)	161,831
11,094	Chemours Company	492,130
192,245	DowDuPont, Inc.	12,672,790
32,774	Eastman Chemical Company	3,276,089
25,424	Olin Corporation	730,177
80,712	RPM International, Inc.	4,707,124
	Total Chemicals	22,040,141

	Commercial Services & Supplies – 0.4%

14,145	Deluxe Corporation	936,540
26,475	Pitney Bowes Inc.	226,891
56,182	Waste Management, Inc.	4,569,844
	Total Commercial Services & Supplies	5,733,275

	Communications Equipment – 1.3%

24,808	Ciena Corporation, (3)	657,660
328,765	Cisco Systems, Inc.	14,146,758
5,462	Lumentum Holdings Inc., (3)	316,250
21,003	Motorola Solutions Inc.	2,444,119
3,531	Palo Alto Networks, Inc., (3)	725,515
27,916	Viavi Solutions Inc., (3)	285,860
	Total Communications Equipment	18,576,162

	Consumer Finance – 0.9%

70,454	American Express Company	6,904,492
60,037	Discover Financial Services	4,227,205
35,850	Navient Corporation	467,126
93,115	SLM Corporation (3)	1,066,167
	Total Consumer Finance	12,664,990

	Containers & Packaging – 0.3%

20,788	Avery Dennison Corporation	2,122,455
21,019	Packaging Corporation of America	2,349,714
5,718	Sonoco Products Company	300,195
	Total Containers & Packaging	4,772,364

	Distributors – 0.1%

20,796	Genuine Parts Company	1,908,865

	Diversified Financial Services – 2.0%

142,972	Berkshire Hathaway Inc., Class B, (3)	26,685,724

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)	Value

	Diversified Financial Services (continued)

53,398	Jefferies Financial Group Inc.	$1,214,271
	Total Diversified Financial Services	27,899,995

	Diversified Telecommunication Services – 1.9%

390,223	AT&T Inc.	12,530,061
47,582	CenturyLink Inc.	886,928
269,870	Verizon Communications Inc.	13,577,160
	Total Diversified Telecommunication Services	26,994,149

	Electric Utilities – 1.4%

72,631	Duke Energy Corporation	5,743,659
48,432	Evergy Inc.	2,719,457
57,526	OGE Energy Corp.	2,025,490
76,389	Pinnacle West Capital Corporation	6,153,898
79,367	Southern Company	3,675,486
	Total Electric Utilities	20,317,990

	Electrical Equipment – 0.8%

36,128	Eaton Corporation PLC	2,700,207
59,195	Emerson Electric Company	4,092,742
11,240	Hubbell Inc.	1,188,518
19,742	Rockwell Automation, Inc.	3,281,713
	Total Electrical Equipment	11,263,180

	Electronic Equipment, Instruments & Components – 0.2%

125,399	Corning Incorporated	3,449,726

	Energy Equipment & Services – 0.9%

13,789	Diamond Offshore Drilling, Inc. (3)	287,639
99,917	Halliburton Company	4,502,260
45,801	Patterson-UTI Energy, Inc.	824,418
113,482	Schlumberger Limited	7,606,698
	Total Energy Equipment & Services	13,221,015

	Equity Real Estate Investment Trusts – 2.3%

80,655	Apartment Investment & Management Company, Class A	3,411,706
109,496	Brandywine Realty Trust	1,848,292
34,687	CBL & Associates Properties Inc.	193,207
70,636	CubeSmart	2,275,892
80,911	DCT Industrial Trust Inc.	5,399,191
117,785	Equity Commonwealth (3)	3,710,227
68,970	Healthcare Realty Trust, Inc.	2,005,648
111,415	Lexington Realty Trust	972,653
55,742	Liberty Property Trust	2,471,043
11,918	Sabra Health Care REIT Inc.	258,978
26,716	Senior Housing Properties Trust	483,292
49,503	Ventas Inc.	2,819,196
58,810	Welltower Inc.	3,686,799
80,210	Weyerhaeuser Company	2,924,457
	Total Equity Real Estate Investment Trusts	32,460,581

	Food & Staples Retailing – 1.2%

111,846	Kroger Co.	3,182,019
81,324	Walgreens Boots Alliance Inc.	4,880,660
101,024	Wal-Mart, Inc.	8,652,706
	Total Food & Staples Retailing	16,715,385

	Food Products – 0.7%

42,672	Lamb Weston Holdings, Inc.	2,923,459
185,795	Mondelez International Inc., Class A	7,617,595
	Total Food Products	10,541,054

Shares	Description (1)	Value

	Gas Utilities – 0.2%

13,073	Atmos Energy Corporation	$1,178,400
23,200	National Fuel Gas Company	1,228,672
	Total Gas Utilities	2,407,072

	Health Care Equipment & Supplies – 2.6%

138,570	Abbott Laboratories	8,451,384
64,582	Baxter International, Inc.	4,768,735
13,397	Halyard Health Inc., (3)	766,978
23,920	Hill-Rom Holdings Inc.	2,089,173
67,993	Hologic Inc., (3)	2,702,722
15,051	Intuitive Surgical, Inc., (3)	7,201,602
130,959	Medtronic, PLC	11,211,400
	Total Health Care Equipment & Supplies	37,191,994

	Health Care Providers & Services – 3.3%

37,494	Aetna Inc.	6,880,149
25,973	Anthem Inc.	6,182,353
86,288	CVS Health Corporation	5,552,633
60,826	Express Scripts Holding Company, (3)	4,696,375
38,587	HCA Healthcare Inc.	3,959,026
39,932	Henry Schein Inc., (3)	2,900,660
71,270	UnitedHealth Group Incorporated	17,485,382
	Total Health Care Providers & Services	47,656,578

	Health Care Technology – 0.2%

47,111	Cerner Corporation, (3)	2,816,767

	Hotels, Restaurants & Leisure – 1.6%

51,356	Carnival Corporation	2,943,212
5,428	Domino’s Pizza Inc.	1,531,619
34,368	ILG, Inc.	1,135,175
3,590	Las Vegas Sands Corporation	274,132
32,679	Marriott International, Inc., Class A	4,137,161
72,444	McDonald’s Corporation	11,351,250
9,084	Wynn Resorts Ltd	1,520,117
	Total Hotels, Restaurants & Leisure	22,892,666

	Household Durables – 0.5%

13,039	Garmin Limited	795,379
49,084	KB Home	1,337,048
54,363	Newell Brands Inc.	1,402,022
400	NVR Inc., (3)	1,188,140
15,291	TopBuild Corporation, (3)	1,197,897
11,087	Whirlpool Corporation	1,621,252
	Total Household Durables	7,541,738

	Household Products – 1.5%

101,528	Colgate-Palmolive Company	6,580,030
181,042	Procter & Gamble Company	14,132,139
	Total Household Products	20,712,169

	Industrial Conglomerates – 1.8%

47,999	3M Co.	9,442,363
537,749	General Electric Company	7,318,764
65,868	Honeywell International Inc.	9,488,285
	Total Industrial Conglomerates	26,249,412

	Insurance – 2.3%

50,492	Allstate Corporation	4,608,405
86,956	American International Group, Inc.	4,610,407
47,396	Arthur J. Gallagher & Co.	3,094,011

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)	Value

	Insurance (continued)

40,755	CNO Financial Group Inc.	$775,975
26,175	FNF Group	984,703
65,958	Genworth Financial Inc., Class A, (3)	296,811
74,204	Hartford Financial Services Group, Inc.	3,794,051
2,764	Kemper Corporation	209,097
51,264	Lincoln National Corporation	3,191,184
73,231	Marsh & McLennan Companies, Inc.	6,002,745
41,075	Travelers Companies, Inc.	5,025,116
	Total Insurance	32,592,505

	Internet and Direct Marketing Retail – 4.4%

26,053	Amazon.com, Inc., (3)	44,284,889
3,418	Booking Holdings Inc., (3)	6,928,594
29,411	Netflix.com Inc., (3)	11,512,348
11,216	Qurate Retail Inc., (3)	238,004
	Total Internet and Direct Marketing Retail	62,963,835

	Internet Software & Services – 6.2%

26,791	Akamai Technologies, Inc., (3)	1,961,905
23,112	Alphabet Inc., Class A, (3)	26,097,839
17,079	Alphabet Inc., Class C, (3)	19,054,186
83,385	eBay Inc., (3)	3,023,540
169,390	Facebook Inc., Class A, (3)	32,915,865
10,286	IAC/InterActiveCorp (3)	1,568,512
26,317	VeriSign, Inc., (3)	3,616,482
	Total Internet Software & Services	88,238,329

	IT Services – 3.5%

7,370	Alliance Data Systems Corporation	1,718,684
38,161	Automatic Data Processing, Inc.	5,118,917
9,010	Black Knight, Inc., (3)	482,485
21,471	Broadridge Financial Solutions, Inc.	2,471,312
46,407	Fidelity National Information Services, Inc.	4,920,534
58,645	International Business Machines Corporation	8,192,706
91,531	PayPal Holdings, Inc., (3)	7,621,786
148,696	Visa Inc., Class A	19,694,785
	Total IT Services	50,221,209

	Leisure Products – 0.1%

40,361	Mattel, Inc.	662,728
7,753	Polaris Industries Inc.	947,262
	Total Leisure Products	1,609,990

	Machinery – 1.9%

46,143	Caterpillar Inc.	6,260,221
20,180	Cummins Inc.	2,683,940
27,031	Deere & Company	3,778,934
33,165	Graco Inc.	1,499,721
21,850	Hillenbrand Inc.	1,030,227
33,984	Ingersoll-Rand PLC	3,049,384
16,893	Parker Hannifin Corporation	2,632,774
10,877	Snap-on Incorporated	1,748,151
24,818	Stanley Black & Decker Inc.	3,296,079
10,383	Timken Company	452,180
	Total Machinery	26,431,611

	Media – 2.4%

51,987	CBS Corporation, Class B	2,922,709
355,115	Comcast Corporation, Class A	11,651,323
32,173	DISH Network Corporation, Class A, (3)	1,081,335
50,485	New York Times Company (The), Class A	1,307,561
90,019	News Corporation, Class A	1,395,295
40,559	Omnicom Group, Inc.	3,093,435

Shares	Description (1)	Value

	Media (continued)

126,999	Walt Disney Company	$13,310,765
	Total Media	34,762,423

	Metals & Mining – 0.3%

24,264	Barrick Gold Corporation	318,586
53,920	Newmont Mining Corporation	2,033,323
27,776	Nucor Corporation	1,736,000
3,526	Southern Copper Corporation	165,264
	Total Metals & Mining	4,253,173

	Mortgage Real Estate Investment Trusts – 0.0%

10,398	Annaly Capital Management Inc.	106,995

	Multiline Retail – 0.6%

28,794	Dollar Tree Inc., (3)	2,447,490
30,302	Macy’s, Inc.	1,134,204
20,068	Nordstrom, Inc.	1,039,121
46,125	Target Corporation	3,511,035
	Total Multiline Retail	8,131,850

	Multi-Utilities – 1.4%

54,853	Ameren Corporation	3,337,805
57,390	Consolidated Edison, Inc.	4,475,272
17,519	NorthWestern Corporation	1,002,963
87,538	Public Service Enterprise Group Incorporated	4,739,307
103,223	WEC Energy Group, Inc.	6,673,367
	Total Multi-Utilities	20,228,714

	Oil, Gas & Consumable Fuels – 5.4%

56,617	Cenovus Energy Inc.	587,684
7,267	Cheniere Energy Inc., (3)	473,736
128,763	Chevron Corporation	16,279,506
123,285	ConocoPhillips	8,583,102
44,565	CNX Resources Corporation, (3)	792,366
3,556	CONSOL Energy Inc., (3)	136,373
41,570	Continental Resources Inc., (3)	2,692,073
130,219	Encana Corporation	1,699,358
278,131	Exxon Mobil Corporation	23,009,778
54,788	Hess Corporation	3,664,769
80,979	Occidental Petroleum Corporation	6,776,323
31,741	ONEOK, Inc.	2,216,474
51,298	Phillips 66	5,761,278
5,635	Suncor Energy, Inc.	229,232
42,524	Valero Energy Corporation	4,712,935
	Total Oil, Gas & Consumable Fuels	77,614,987

	Pharmaceuticals – 4.5%

24,807	Allergan PLC	4,135,823
114,169	Bristol-Myers Squibb Company	6,318,112
76,503	Eli Lilly and Company	6,528,001
178,541	Johnson & Johnson	21,664,165
183,791	Merck & Co. Inc.	11,156,114
407,766	Pfizer Inc.	14,793,750
	Total Pharmaceuticals	64,595,965

	Professional Services – 0.1%

9,803	ManpowerGroup Inc.	843,646

	Road & Rail – 0.9%

9,740	Canadian Pacific Railway Limited	1,782,615
49,980	Norfolk Southern Corporation	7,540,483

BXMX	Nuveen S&P 500 Buy-Write Income Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)	Value

	Road & Rail (continued)

23,216	Old Dominion Freight Line, Inc.	$3,458,255
	Total Road & Rail	12,781,353

	Semiconductors & Semiconductor Equipment – 4.1%

56,912	Analog Devices, Inc.	5,458,999
33,786	Broadcom Inc.	8,197,835
315,944	Intel Corporation	15,705,576
31,154	Lam Research Corporation	5,384,969
45,874	Microchip Technology Incorporated	4,172,240
44,646	NVIDIA Corporation	10,576,637
12,918	NXP Semiconductors NV, (3)	1,411,550
45,403	ON Semiconductor Corporation, (3)	1,009,536
110,103	QUALCOMM, Inc.	6,178,980
	Total Semiconductors & Semiconductor Equipment	58,096,322

	Software – 6.5%

70,580	Activision Blizzard Inc.	5,386,666
47,875	Adobe Systems Incorporated, (3)	11,672,404
26,327	Autodesk, Inc., (3)	3,451,206
24,616	CDK Global Inc.	1,601,271
6,526	Dell Technologies Inc., Class V, (3)	551,969
493,436	Microsoft Corporation	48,657,724
225,796	Oracle Corporation	9,948,572
73,974	salesforce.com, inc., (3)	10,090,054
9,494	ServiceNow Inc., (3)	1,637,430
	Total Software	92,997,296

	Specialty Retail – 2.7%

32,842	American Eagle Outfitters, Inc.	763,577
26,472	Best Buy Co., Inc.	1,974,282
26,410	CarMax, Inc., (3)	1,924,497
22,213	Gap, Inc.	719,479
83,604	Home Depot, Inc.	16,311,140
24,188	L Brands Inc.	892,053
67,148	Lowe’s Companies, Inc.	6,417,334
32,953	Ross Stores, Inc.	2,792,767
16,022	Tiffany & Co.	2,108,495
45,234	TJX Companies, Inc.	4,305,372
	Total Specialty Retail	38,208,996

	Technology Hardware, Storage & Peripherals – 4.6%

321,468	Apple, Inc.	59,506,941
152,670	HP Inc.	3,464,082
32,286	NetApp, Inc.	2,535,420
	Total Technology Hardware, Storage & Peripherals	65,506,443

	Textiles, Apparel & Luxury Goods – 0.4%

10,340	lululemon athletica inc., (3)	1,290,949
56,389	VF Corporation	4,596,831
	Total Textiles, Apparel & Luxury Goods	5,887,780

	Thrifts & Mortgage Finance – 0.1%

64,339	MGIC Investment Corporation, (3)	689,714

	Tobacco – 1.2%

140,222	Altria Group, Inc.	7,963,207
105,991	Philip Morris International	8,557,713
22,323	Vector Group Ltd.	425,923
	Total Tobacco	16,946,843

Shares	Description (1)			Value

	Wireless Telecommunication Services – 0.0%

41,446	Sprint Corporation, (3)			$225,466
	Total Long-Term Investments (cost $696,290,964)			1,419,460,458

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.2%

	REPURCHASE AGREEMENTS – 3.2%

$46,194	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/18, repurchase price $46,197,483, collateralized by $49,165,000 U.S. Treasury Notes, 2.000%, due 2/15/25, value $47,120,523	0.900%	7/02/18	$46,194,018
	Total Short-Term Investments (cost $46,194,018)			46,194,018
	Total Investments (cost $742,484,982) – 102.6%			1,465,654,476
	Other Assets Less Liabilities – (2.6)% (4)			(37,074,235)
	Net Assets – 100%			$1,428,580,241

Investments in Derivatives

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(582)	$(160,632,000)	$2,760	7/13/18	$(474,330)
S&P 500® Index	Call	(572)	(158,730,000)	2,775	7/20/18	(431,860)
S&P 500® Index	Call	(605)	(163,350,000)	2,700	7/20/18	(2,786,025)
S&P 500® Index	Call	(577)	(161,560,000)	2,800	7/20/18	(163,003)
S&P 500® Index	Call	(554)	(150,965,000)	2,725	7/20/18	(1,642,610)
S&P 500® Index	Call	(581)	(159,194,000)	2,740	7/27/18	(1,536,745)
S&P 500® Index	Call	(571)	(158,452,500)	2,775	8/17/18	(1,139,145)
S&P 500® Index	Call	(583)	(163,240,000)	2,800	8/17/18	(658,790)
S&P 500® Index	Call	(547)	(147,690,000)	2,700	8/17/18	(3,426,955)
Total Options Written (premiums received $24,035,850)		(5,172)	$(1,423,813,500)			$(12,259,463)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	The Fund may designate up to 100% of its common stock investments to cover outstanding options written.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.9%

	COMMON STOCKS – 99.0%

	Aerospace & Defense – 12.7%

180,000	Boeing Company, (2)	$60,391,800
180,000	United Technologies Corporation, (2)	22,505,400
	Total Aerospace & Defense	82,897,200

	Banks – 2.9%

180,000	JPMorgan Chase & Co.	18,756,000

	Beverages – 1.2%

180,000	Coca-Cola Company	7,894,800

	Capital Markets – 6.1%

180,000	Goldman Sachs Group, Inc.	39,702,600

	Chemicals – 1.8%

180,000	DowDuPont, Inc.	11,865,600

	Communications Equipment – 1.2%

180,000	Cisco Systems, Inc.	7,745,400

	Consumer Finance – 2.7%

180,000	American Express Company, (2)	17,640,000

	Diversified Telecommunication Services – 1.4%

180,000	Verizon Communications Inc., (2)	9,055,800

	Food & Staples Retailing – 4.0%

180,000	Walgreens Boots Alliance Inc.	10,802,700
180,000	Wal-Mart, Inc., (2)	15,417,000
	Total Food & Staples Retailing	26,219,700

	Health Care Providers & Services – 6.8%

180,000	UnitedHealth Group Inc., (2)	44,161,200

	Hotels, Restaurants & Leisure – 4.3%

180,000	McDonald’s Corporation, (2)	28,204,200

	Household Products – 2.2%

180,000	Procter & Gamble Company, (2)	14,050,800

	Industrial Conglomerates – 5.5%

180,000	3M Co., (2)	35,409,600

	Insurance – 3.4%

180,000	Travelers Companies, Inc., (2)	22,021,200

	IT Services – 7.5%

180,000	International Business Machines Corporation, (2)	25,146,000
180,000	Visa Inc., Class A, (2)	23,841,000
	Total IT Services	48,987,000

Shares	Description (1)				Value

	Machinery – 3.8%

180,000	Caterpillar Inc.				$24,420,600

	Media – 2.9%

180,000	Walt Disney Company				18,865,800

	Oil, Gas & Consumable Fuels – 5.8%

180,000	Chevron Corporation, (2)				22,757,400
180,000	Exxon Mobil Corporation				14,891,400
	Total Oil, Gas & Consumable Fuels				37,648,800

	Pharmaceuticals – 6.0%

180,000	Johnson & Johnson				21,841,200
180,000	Merck & Co. Inc.				10,926,000
180,000	Pfizer Inc., (2)				6,530,400
	Total Pharmaceuticals				39,297,600

	Semiconductors & Semiconductor Equipment – 1.4%

180,000	Intel Corporation				8,947,800

	Software – 2.7%

180,000	Microsoft Corporation				17,749,800

	Specialty Retail – 5.4%

180,000	Home Depot, Inc.				35,118,000

	Technology Hardware, Storage & Peripherals – 5.1%

180,000	Apple, Inc., (2)				33,319,800

	Textiles, Apparel & Luxury Goods – 2.2%

180,000	Nike, Inc., Class B				14,342,400
	Total Common Stocks (cost $307,191,290)				644,321,700

Shares	Description (1), (3)				Value

	EXCHANGE-TRADED FUNDS – 1.9%

4,000	SPDR® S&P 500® Trust ETF				$1,085,120
81,000	Vanguard Total Stock Market ETF				11,374,830
	Total Exchange-Traded Funds (cost $12,659,363)				12,459,950
	Total Long-Term Investments (cost $319,850,653)				656,781,650

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	SHORT-TERM INVESTMENTS – 1.0%

	REPURCHASE AGREEMENTS – 0.2%

$1,585	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/18, repurchase price $1,585,453, collateralized by $1,690,000 U.S. Treasury Notes, 2.000%, due 2/15/25, value $1,619,723	0.900%	7/02/18	N/A	$1,585,334

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.8%

5,000	U.S. Treasury Bills	0.000%	7/19/18	N/R	4,995,930
	Total Short-Term Investments (cost $6,581,358)				6,581,264
	Total Investments (cost $326,432,011) – 101.9%				663,362,914
	Other Assets Less Liabilities – (1.9)% (5)				(12,550,985)
	Net Assets – 100%				$650,811,929

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund (continued) Portfolio of Investments June 30, 2018
(Unaudited)

Investments in Derivatives

Options Purchased

Description (6)	Type	Number of Contracts	Notional Amount (7)	Exercise Price	Expiration Date	Value
iShares Silver Trust	Call	400	$600,000	$15	7/20/18	$12,600
iShares U.S. Real Estate ETF	Put	400	3,080,000	77	7/20/18	8,200
Total Options Purchased (premiums paid $38,202)		800	$3,680,000			$20,800

Options Written

Description (6)	Type	Number of Contracts	Notional Amount (7)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(815)	$(226,162,500)	$2,775	7/20/18	$(615,325)
S&P 500® Index	Call	(500)	(138,500,000)	2,770	7/20/18	(447,500)
Total Options Written (premiums received $3,974,770)		(1,315)	$(364,662,500)			$(1,062,825)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission or on its website http://www.sec.gov.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(6)	Exchange-traded, unless otherwise noted.

(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

N/A	Not applicable.

See accompanying notes to financial statements.

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.8%

	COMMON STOCKS – 98.9%

	Aerospace & Defense – 2.7%

9,029	Boeing Company	$3,029,320
4,586	Lockheed Martin Corporation	1,354,842
6,482	Raytheon Company	1,252,193
12,389	United Technologies Corporation, (2)	1,548,997
	Total Aerospace & Defense	7,185,352

	Air Freight & Logistics – 0.6%

15,294	United Parcel Service, Inc., Class B	1,624,682

	Airlines – 0.3%

9,086	Alaska Air Group, Inc.	548,704
7,542	JetBlue Airways Corporation, (3)	143,147
	Total Airlines	691,851

	Auto Components – 0.1%

8,062	Cooper Tire & Rubber Company	212,031

	Automobiles – 0.3%

81,119	Ford Motor Company, (2)	897,987

	Banks – 6.8%

122,906	Bank of America Corporation, (2)	3,464,720
31,389	Citigroup Inc.	2,100,552
12,885	Comerica Incorporated	1,171,504
13,028	Fifth Third Bancorp.	373,904
50,044	Huntington BancShares Inc.	738,649
52,383	JPMorgan Chase & Co.	5,458,309
34,317	Regions Financial Corporation	610,156
32,275	U.S. Bancorp	1,614,395
43,823	Wells Fargo & Company	2,429,547
	Total Banks	17,961,736

	Beverages – 2.2%

7,182	Brown-Forman Corporation	351,990
59,211	Coca-Cola Company, (2)	2,596,994
25,275	PepsiCo, Inc.	2,751,689
	Total Beverages	5,700,673

	Biotechnology – 2.3%

20,383	AbbVie Inc.	1,888,485
11,823	Amgen Inc., (2)	2,182,408
14,064	Celgene Corporation, (3)	1,116,963
12,943	Gilead Sciences, Inc., (2)	916,882
	Total Biotechnology	6,104,738

	Capital Markets – 3.1%

24,052	Charles Schwab Corporation	1,229,057
8,042	CME Group, Inc.	1,318,245
16,320	Federated Investors Inc.	380,582
7,714	Goldman Sachs Group, Inc.	1,701,477
13,881	Intercontinental Exchange, Inc.	1,020,948
30,608	Morgan Stanley	1,450,819

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)	Value

	Capital Markets (continued)

8,152	T. Rowe Price Group Inc.	$946,366
	Total Capital Markets	8,047,494

	Chemicals – 2.1%

37,452	DowDuPont, Inc.	2,468,836
8,959	Eastman Chemical Company	895,542
7,316	Ecolab Inc.	1,026,654
8,384	Olin Corporation	240,788
2,038	Sherwin-Williams Company	830,628
	Total Chemicals	5,462,448

	Communications Equipment – 1.8%

79,492	Cisco Systems, Inc., (2)	3,420,541
2,038	F5 Networks, Inc., (3)	351,453
8,400	Motorola Solutions Inc.	977,508
	Total Communications Equipment	4,749,502

	Consumer Finance – 0.6%

15,667	American Express Company	1,535,366

	Containers & Packaging – 0.6%

9,305	Avery Dennison Corporation	950,041
10,192	International Paper Company	530,799
	Total Containers & Packaging	1,480,840

	Diversified Financial Services – 1.3%

18,344	Berkshire Hathaway Inc., Class B, (3)	3,423,908

	Diversified Telecommunication Services – 1.8%

76,842	AT&T Inc., (2)	2,467,397
44,842	Verizon Communications Inc., (2)	2,256,001
	Total Diversified Telecommunication Services	4,723,398

	Electric Utilities – 0.7%

15,287	Duke Energy Corporation	1,208,896
3,596	Evergy Inc.	201,915
2,956	IDACORP, INC	272,661
6,523	PNM Resources Inc.	253,745
	Total Electric Utilities	1,937,217

	Electrical Equipment – 1.0%

6,727	Eaton Corporation PLC	502,776
10,294	Emerson Electric Company	711,727
9,734	nVent Electric PLC	244,323
6,930	Rockwell Automation, Inc.	1,151,974
	Total Electrical Equipment	2,610,800

	Electronic Equipment, Instruments & Components – 0.4%

36,145	Corning Incorporated	994,349

	Energy Equipment & Services – 0.6%

6,931	Diamond Offshore Drilling, Inc. (3)	144,581
17,021	Ensco PLC	123,572
18,351	Schlumberger Limited	1,230,068
7,543	Superior Energy Services, Inc.	73,469
	Total Energy Equipment & Services	1,571,690

	Equity Real Estate Investment Trusts – 1.2%

4,587	Corporate Office Properties	132,977
2,039	CyrusOne Inc.	118,996

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

3,669	DCT Industrial Trust Inc.	$244,832
4,587	Douglas Emmett Inc.	184,306
3,873	Education Realty Trust Inc.	160,730
2,956	Entertainment Properties Trust	191,519
5,198	Healthcare Realty Trust, Inc.	151,158
3,669	JBG Smith Properties	133,808
1,733	Life Storage, Inc.	168,638
3,873	National Retail Properties, Inc.	170,257
13,861	Sabra Health Care REIT Inc.	301,200
9,988	Tanger Factory Outlet Centers	234,618
3,466	Taubman Centers Inc.	203,662
3,669	Uniti Group, Inc.	73,490
6,319	Urban Edge Properties	144,516
19,467	Washington Prime Group, Inc.	157,877
8,969	Weingarten Realty Trust	276,335
	Total Equity Real Estate Investment Trusts	3,048,919

	Food & Staples Retailing – 0.5%

15,899	Wal-Mart, Inc.	1,361,749

	Food Products – 0.5%

14,268	Archer-Daniels-Midland Company	653,902
17,966	ConAgra Foods, Inc.	641,925
	Total Food Products	1,295,827

	Health Care Equipment & Supplies – 2.5%

27,600	Abbott Laboratories	1,683,324
42,042	Boston Scientific Corporation, (2), (3)	1,374,773
2,587	Intuitive Surgical, Inc., (3)	1,237,828
25,478	Medtronic, PLC	2,181,172
	Total Health Care Equipment & Supplies	6,477,097

	Health Care Providers & Services – 3.8%

1,631	Acadia Healthcare Company Inc., (3)	66,724
9,435	Aetna Inc.	1,731,322
4,736	Anthem Inc.	1,127,310
8,153	CVS Health Corporation	524,646
2,951	Humana Inc.	878,306
7,107	Laboratory Corporation of America Holdings, (3)	1,275,920
4,908	McKesson HBOC Inc.	654,727
3,466	Tenet Healthcare Corporation, (3)	116,354
14,063	UnitedHealth Group Incorporated	3,450,216
	Total Health Care Providers & Services	9,825,525

	Hotels, Restaurants & Leisure – 1.8%

4,077	Darden Restaurants, Inc.	436,484
2,117	Domino’s Pizza Inc.	597,354
15,287	McDonald’s Corporation	2,395,320
28,136	Starbucks Corporation	1,374,444
	Total Hotels, Restaurants & Leisure	4,803,602

	Household Durables – 0.5%

7,542	KB Home	205,444
13,110	Newell Brands Inc.	338,107
1,223	Tempur Sealy International, Inc., (3)	58,765
4,221	Whirlpool Corporation	617,237
	Total Household Durables	1,219,553

	Household Products – 1.7%

17,564	Colgate-Palmolive Company	1,138,323
9,924	Kimberly-Clark Corporation	1,045,394
28,536	Procter & Gamble Company	2,227,520
	Total Household Products	4,411,237

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)	Value

	Industrial Conglomerates – 2.1%

10,602	3M Co.	$2,085,625
94,043	General Electric Company, (2)	1,279,925
14,246	Honeywell International Inc.	2,052,136
	Total Industrial Conglomerates	5,417,686

	Insurance – 2.3%

15,779	Arthur J. Gallagher & Co.	1,030,053
8,719	FNF Group	328,009
17,710	Marsh & McLennan Companies, Inc.	1,451,689
15,287	MetLife, Inc.	666,513
10,384	Prudential Financial, Inc.	971,008
1,733	Reinsurance Group of America Inc.	231,321
11,211	Travelers Companies, Inc.	1,371,554
	Total Insurance	6,050,147

	Internet and Direct Marketing Retail – 4.9%

5,095	Amazon.com, Inc., (3)	8,660,481
805	Booking Holdings Inc., (3)	1,631,807
6,420	NetFlix.com Inc., (3)	2,512,981
	Total Internet and Direct Marketing Retail	12,805,269

	Internet Software & Services – 6.1%

6,330	Akamai Technologies, Inc., (3)	463,546
2,980	Alphabet Inc., Class A, (3)	3,364,986
3,760	Alphabet Inc., Class C, (3)	4,194,844
2,760	Cars.com Incorporated, (3)	78,356
23,338	eBay Inc., (3)	846,236
30,573	Facebook Inc., Class A, (2), (3)	5,940,945
10,192	Twitter Inc., (3)	445,085
5,096	VeriSign, Inc., (3)	700,292
	Total Internet Software & Services	16,034,290

	IT Services – 4.9%

2,674	Black Knight, Inc., (3)	143,193
2,625	DXC Technology Company	211,601
13,212	Fidelity National Information Services, Inc.	1,400,868
2,039	Henry Jack and Associates, Inc.	265,804
8,764	International Business Machines Corporation, (2)	1,224,331
19,567	MasterCard, Inc.	3,845,307
16,935	PayPal Holdings, Inc., (3)	1,410,177
1,312	Perspecta Inc.	26,962
32,918	Visa Inc., Class A	4,359,989
	Total IT Services	12,888,232

	Life Sciences Tools & Services – 0.8%

2,021	Bio-Techne Corporation	299,007
8,842	Thermo Fisher Scientific, Inc.	1,831,532
	Total Life Sciences Tools & Services	2,130,539

	Machinery – 2.3%

12,628	Caterpillar Inc.	1,713,241
4,127	Cummins Inc.	548,891
7,283	Deere & Company	1,018,163
10,032	Illinois Tool Works, Inc., (2)	1,389,833
9,734	Pentair Limited	409,607
3,364	Snap-on Incorporated	540,662
3,058	Stanley Black & Decker Inc.	406,133
	Total Machinery	6,026,530

	Media – 2.1%

12,784	CBS Corporation, Class B	718,716

Shares	Description (1)	Value

	Media (continued)

77,342	Comcast Corporation, Class A, (2)	$2,537,591
8,283	TEGNA Inc.	89,871
20,383	Walt Disney Company	2,136,342
	Total Media	5,482,520

	Metals & Mining – 0.3%

37,677	Freeport-McMoRan, Inc.	650,305
1,020	Royal Gold, Inc.	94,697
3,401	Southern Copper Corporation	159,405
	Total Metals & Mining	904,407

	Multiline Retail – 0.4%

14,480	Target Corporation	1,102,218

	Multi-Utilities – 0.4%

13,938	Consolidated Edison, Inc.	1,086,885

	Oil, Gas & Consumable Fuels – 6.5%

10,451	Anadarko Petroleum Corporation	765,536
24,969	Chevron Corporation, (2)	3,156,831
22,168	ConocoPhillips	1,543,336
11,182	EOG Resources, Inc.	1,391,376
45,861	Exxon Mobil Corporation, (2)	3,794,081
5,607	Gulfport Energy Corporation, (3)	70,480
8,153	Hess Corporation	545,354
31,593	Marathon Oil Corporation	659,030
11,720	Marathon Petroleum Corporation	822,275
16,323	Occidental Petroleum Corporation	1,365,909
7,238	ONEOK, Inc.	505,430
9,481	Phillips 66	1,064,811
8,969	QEP Resources Inc.	109,960
3,160	SM Energy Company	81,180
9,277	Southwestern Energy Company, (3)	49,168
9,740	Valero Energy Corporation	1,079,484
6,931	WPX Energy Inc., (3)	124,966
	Total Oil, Gas & Consumable Fuels	17,129,207

	Pharmaceuticals – 4.3%

3,400	Allergan PLC, (2)	566,848
9,079	Bristol-Myers Squibb Company	502,432
15,185	Eli Lilly and Company	1,295,736
2,038	Jazz Pharmaceuticals, Inc., (3)	351,147
30,574	Johnson & Johnson	3,709,849
30,700	Merck & Co. Inc.	1,863,490
80,307	Pfizer Inc., (2)	2,913,538
	Total Pharmaceuticals	11,203,040

	Real Estate Management & Development – 0.1%

1,937	Jones Lang LaSalle Inc.	321,523

	Road & Rail – 0.9%

1,937	Avis Budget Group Inc., (3)	62,953
16,454	Union Pacific Corporation, (2)	2,331,203
	Total Road & Rail	2,394,156

	Semiconductors & Semiconductor Equipment – 4.4%

12,933	Analog Devices, Inc.	1,240,533
63,186	Intel Corporation, (2)	3,140,976
12,453	Microchip Technology Incorporated	1,132,600
9,391	NVIDIA Corporation	2,224,728
23,232	QUALCOMM, Inc.	1,303,780
22,201	Texas Instruments Incorporated	2,447,660
	Total Semiconductors & Semiconductor Equipment	11,490,277

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)			Value

	Software – 5.1%

7,134	Autodesk, Inc., (3)			$935,196
5,762	CDK Global Inc.			374,818
6,964	Electronic Arts Inc., (3)			982,063
91,721	Microsoft Corporation, (2)			9,044,608
35,975	Oracle Corporation, (2)			1,585,058
2,547	ServiceNow Inc., (3)			439,281
	Total Software			13,361,024

	Specialty Retail – 3.2%

6,938	Best Buy Co., Inc.			517,436
6,013	Dick’s Sporting Goods Inc.			211,958
20,382	Home Depot, Inc., (2)			3,976,528
20,383	Lowe’s Companies, Inc.			1,948,003
5,020	Tiffany & Co.			660,632
11,178	TJX Companies, Inc.			1,063,922
2,956	Urban Outfitters, Inc., (3)			131,690
	Total Specialty Retail			8,510,169

	Technology Hardware, Storage & Peripherals – 3.9%

55,032	Apple, Inc.			10,186,974

	Textiles, Apparel & Luxury Goods – 0.8%

11,720	Nike, Inc., Class B			933,850
16,106	Under Armour Inc., Class C Shares, (3)			339,514
10,754	VF Corporation, (2)			876,666
	Total Textiles, Apparel & Luxury Goods			2,150,030

	Tobacco – 0.9%

20,383	Altria Group, Inc.			1,157,551
13,952	Philip Morris International			1,126,484
	Total Tobacco			2,284,035

	Trading Companies & Distributors – 0.4%

3,682	W.W. Grainger, Inc.			1,135,529
	Total Common Stocks (cost $136,087,083)			259,454,258

Shares	Description (1), (4)			Value

	EXCHANGE-TRADED FUNDS – 1.9%

10,000	iShares NASDAQ Biotechnology ETF			$1,098,200
5,000	SPDR® S&P 500® Trust ETF			1,356,400
18,000	Vanguard Total Stock Market ETF			2,527,740
	Total Exchange-Traded Funds (cost $4,959,149)			4,982,340
	Total Long-Term Investments (cost $141,046,232)			264,436,598

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.1%

	REPURCHASE AGREEMENTS – 1.1%

$2,929	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/18, repurchase price $2,929,309, collateralized by: $2,105,000 U.S. Treasury Notes, 2.750%, due 2/28/25, value $2,116,626; $880,000 U.S. Treasury Notes, 2.625%, due 3/31/25, value $875,575.	0.900%	7/02/18	$2,929,089
	Total Short-Term Investments (cost $2,929,089)			2,929,089
	Total Investments (cost $143,975,321) – 101.9%			267,365,687
	Other Assets Less Liabilities – (1.9)% (5)			(4,900,335)
	Net Assets – 100%			$262,465,352

Investments in Derivatives

Options Purchased

Description (6)	Type	Number of Contracts	Notional Amount (7)	Exercise Price	Expiration Date	Value
iShares Silver Trust	Call	200	$300,000	$15	7/20/18	$6,300
iShares U.S. Real Estate ETF	Put	200	1,540,000	77	7/20/18	4,100
Total Options Purchased (premiums paid $19,101)		400	$1,840,000			$10,400

Options Written

Description (6)	Type	Number of Contracts	Notional Amount (7)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(325)	$(90,187,500)	$2,775	7/20/18	$(245,375)
S&P 500® Index	Call	(200)	(55,400,000)	2,770	7/20/18	(179,000)
Total Options Written (premiums received $1,580,380)		(525)	$(145,587,500)			$(424,375)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission or on its website http://www.sec.gov.

(5)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(6)	Exchange-traded, unless otherwise noted.

(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

See accompanying notes to financial statements.

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 102.1%

	COMMON STOCKS – 98.4%

	Air Freight & Logistics – 0.1%

2,768	FedEx Corporation	$628,502

	Airlines – 0.4%

31,000	Delta Air Lines, Inc.	1,535,740
6,742	Ryanair Holdings PLC, Sponsored ADR	770,139
26,300	Southwest Airlines Co.	1,338,144
	Total Airlines	3,644,023

	Auto Components – 0.2%

26,602	American Axle and Manufacturing Holdings Inc.	413,927
21,986	Gentex Corporation	506,118
4,227	Lear Corporation	785,419
	Total Auto Components	1,705,464

	Automobiles – 1.0%

49,165	Ford Motor Company	544,257
23,900	Tesla Inc., (2)	8,196,505
	Total Automobiles	8,740,762

	Banks – 0.1%

5,000	JPMorgan Chase & Co.	521,000

	Beverages – 0.7%

22,798	Brown-Forman Corporation	1,117,330
91,000	Monster Beverage Corporation, (2)	5,214,300
	Total Beverages	6,331,630

	Biotechnology – 7.6%

8,300	Agios Pharmaceutical Inc., (2)	699,109
14,052	Alkermes PLC, (2)	578,380
114,700	Amgen Inc.	21,172,473
28,366	Biogen Inc., (2)	8,232,948
125,700	Celgene Corporation, (2), (3)	9,983,094
206,900	Gilead Sciences, Inc., (3)	14,656,796
61,949	Immunogen, Inc., (2)	602,764
10,536	Ionis Pharmaceuticals, Inc., (2)	439,035
12,904	Myriad Genetics Inc., (2)	482,222
17,600	Regeneron Pharmaceuticals, Inc., (2)	6,071,824
12,177	Seattle Genetics, Inc., (2)	808,431
3,617	United Therapeutics Corporation, (2)	409,264
	Total Biotechnology	64,136,340

	Capital Markets – 0.5%

9,902	Moody’s Corporation	1,688,885
24,475	Morgan Stanley	1,160,115
11,627	SEI Investments Company	726,920
7,303	T. Rowe Price Group Inc.	847,805
	Total Capital Markets	4,423,725

	Chemicals – 0.2%

5,892	Ecolab Inc.	826,824
2,000	Sherwin-Williams Company	815,140
	Total Chemicals	1,641,964

Shares	Description (1)	Value

	Commercial Services & Supplies – 0.4%

10,324	Copart Inc., (2)	$583,925
7,605	KAR Auction Services Inc.	416,754
15,000	Tetra Tech, Inc.	877,500
7,182	Waste Connections Inc.	540,661
9,417	Waste Management, Inc.	765,979
	Total Commercial Services & Supplies	3,184,819

	Communications Equipment – 4.2%

810,000	Cisco Systems, Inc., (3)	34,854,300
5,000	F5 Networks, Inc., (2)	862,250
	Total Communications Equipment	35,716,550

	Containers & Packaging – 0.1%

4,000	Ball Corporation	142,200
10,000	International Paper Company	520,800
	Total Containers & Packaging	663,000

	Distributors – 0.2%

3,449	Genuine Parts Company	316,584
7,800	Pool Corporation	1,181,700
	Total Distributors	1,498,284

	Diversified Consumer Services – 0.2%

43,200	Service Corporation International	1,546,128

	Electrical Equipment – 0.2%

9,400	Rockwell Automation, Inc.	1,562,562

	Electronic Equipment, Instruments & Components – 0.4%

12,148	Amphenol Corporation, Class A	1,058,698
3,675	Arrow Electronics, Inc., (2)	276,654
5,960	Avnet Inc.	255,624
30,310	Corning Incorporated	833,828
7,692	Keysight Technologies, Inc., (2)	454,059
13,756	National Instruments Corporation	577,477
	Total Electronic Equipment, Instruments & Components	3,456,340

	Energy Equipment & Services – 0.1%

32,600	Nabors Industries Inc.	208,966
37,300	Transocean Inc.	501,312
	Total Energy Equipment & Services	710,278

	Equity Real Estate Investment Trusts – 0.4%

18,413	Apartment Investment & Management Company, Class A	778,870
54,600	CubeSmart	1,759,212
29,800	DDR Corp	533,420
	Total Equity Real Estate Investment Trusts	3,071,502

	Food & Staples Retailing – 0.3%

3,800	Casey’s General Stores, Inc.	399,304
25,300	Kroger Co.	719,785
8,700	Sysco Corporation	594,123
20,300	US Foods Holding Corporation, (2)	767,746
	Total Food & Staples Retailing	2,480,958

	Food Products – 0.2%

15,200	ConAgra Foods, Inc.	543,096
5,300	Hain Celestial Group Inc., (2)	157,940
11,000	Pilgrim’s Pride Corporation, (2)	221,430
3,800	Post Holdings Inc., (2)	326,876
	Total Food Products	1,249,342

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 1.1%

68,600	Abbott Laboratories	$4,183,914
3,650	Becton, Dickinson and Company, (3)	874,394
16,000	Danaher Corporation	1,578,880
8,434	Hill-Rom Holdings Inc.	736,626
3,714	Stryker Corporation, (3)	627,146
11,100	Zimmer Biomet Holdings, Inc., (3)	1,236,984
	Total Health Care Equipment & Supplies	9,237,944

	Health Care Providers & Services – 0.2%

4,093	McKesson HBOC Inc., (3)	546,006
7,946	Universal Health Services, Inc., Class B	885,502
	Total Health Care Providers & Services	1,431,508

	Hotels, Restaurants & Leisure – 0.6%

20,714	Carnival Corporation	1,187,119
10,000	Darden Restaurants, Inc.	1,070,600
3,000	Domino’s Pizza Inc.	846,510
29,200	Restaurant Brands International Inc.	1,760,760
	Total Hotels, Restaurants & Leisure	4,864,989

	Household Durables – 0.1%

41,536	KB Home	1,131,441

	Industrial Conglomerates – 0.1%

5,740	Honeywell International Inc.	826,847

	Insurance – 0.2%

23,648	FNF Group	889,638
12,000	Torchmark Corporation	976,920
	Total Insurance	1,866,558

	Internet and Direct Marketing Retail – 13.5%

57,000	Amazon.com, Inc., (2)	96,888,600
8,500	Booking Holdings Inc., (2)	17,230,265
	Total Internet and Direct Marketing Retail	114,118,865

	Internet Software & Services – 18.2%

32,000	Alphabet Inc., Class A, (2)	36,134,080
33,000	Alphabet Inc., Class C, (2), (3)	36,816,450
43,000	Baidu Inc., ADR, (2), (3)	10,449,000
210,000	eBay Inc., (2), (3)	7,614,600
300,000	Facebook Inc., Class A, (2), (3)	58,296,000
17,600	IAC/InterActiveCorp (2)	2,683,824
4,807	J2 Global Inc., (3)	416,334
30,000	Twitter Inc., (2)	1,310,100
	Total Internet Software & Services	153,720,388

	IT Services – 3.6%

7,251	Black Knight, Inc., (2)	388,291
12,340	DXC Technology Company	994,727
23,800	Fidelity National Information Services	2,523,514
19,208	Genpact Limited	555,687
16,316	Global Payments Inc.	1,819,071
45,000	Henry Jack and Associates Inc.	5,866,200
29,448	Infosys Technologies Limited, Sponsored ADR	572,175
5,008	Leidos Holdings Inc.	295,472
195,477	PayPal Holdings, Inc., (2), (3)	16,277,370
6,170	Perspecta Inc.	126,794
8,580	Total System Services Inc.	725,182
	Total IT Services	30,144,483

Shares	Description (1)	Value

	Life Sciences Tools & Services – 0.5%

58,000	Agilent Technologies, Inc.	$3,586,720
4,788	Charles River Laboratories International, Inc., (2)	537,501
	Total Life Sciences Tools & Services	4,124,221

	Machinery – 0.2%

9,526	Caterpillar Inc.	1,292,392
8,005	Fortive Corporation	617,266
	Total Machinery	1,909,658

	Media – 3.2%

4,900	AMC Networks Inc., Class A Shares, (2)	304,780
19,200	CBS Corporation, Class B	1,079,424
9,700	Cinemark Holdings Inc.	340,276
680,000	Comcast Corporation, Class A, (3)	22,310,800
66,088	News Corporation, Class B	1,047,495
79,632	News Corporation, Class A	1,234,296
6,836	WPP Group PLC, Sponsored ADR	537,173
	Total Media	26,854,244

	Multiline Retail – 0.2%

63,700	J.C. Penney Company, Inc.	149,058
6,900	Kohl’s Corporation	503,010
10,100	Target Corporation	768,812
	Total Multiline Retail	1,420,880

	Oil, Gas & Consumable Fuels – 0.5%

19,902	Anadarko Petroleum Corporation	1,457,821
11,800	Antero Resources Corporation, (2)	251,930
8,700	Continental Resources Inc., (2)	563,412
9,300	Devon Energy Corporation	408,828
23,900	Marathon Oil Corporation	498,554
11,300	Noble Energy, Inc.	398,664
25,700	QEP Resources Inc.	315,082
15,400	Range Resources Corporation	257,642
	Total Oil, Gas & Consumable Fuels	4,151,933

	Pharmaceuticals – 0.1%

5,960	Jazz Pharmaceuticals, Inc., (2)	1,026,908

	Professional Services – 0.3%

10,307	IHS Markit Limited, (2)	531,738
11,461	ManpowerGroup Inc.	986,334
19,598	Robert Half International Inc.	1,275,830
	Total Professional Services	2,793,902

	Semiconductors & Semiconductor Equipment – 10.9%

92,000	Analog Devices, Inc.	8,824,640
313,316	Applied Materials, Inc., (3)	14,472,066
17,789	Integrated Device Technology, Inc., (2)	567,113
650,100	Intel Corporation, (3)	32,316,471
82,500	NVIDIA Corporation	19,544,250
27,886	ON Semiconductor Corporation, (2)	620,045
5,933	Power Integrations Inc.	433,406
236,000	QUALCOMM, Inc., (3)	13,244,320
10,146	Silicon Laboratories Inc., (2)	1,010,542
20,000	Taiwan Semiconductor Manufacturing Company Limited, Sponsored ADR	731,200
	Total Semiconductors & Semiconductor Equipment	91,764,053

	Software – 13.4%

18,000	Ansys Inc., (2)	3,135,240
54,000	Autodesk, Inc., (2)	7,078,860

QQQX	Nuveen Nasdaq 100 Dynamic Overwrite Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)	Value

	Software (continued)

11,986	CDK Global Inc.	$779,689
16,040	Imperva Incorporated, (2)	773,930
940,000	Microsoft Corporation, (3)	92,693,400
1,584	Microstrategy Inc., (2), (3)	202,356
22,224	Open Text Corporation	782,063
40,000	Oracle Corporation	1,762,400
12,402	Parametric Technology Corporation, (2)	1,163,432
16,000	Red Hat, Inc., (2)	2,149,920
7,500	ServiceNow Inc., (2)	1,293,525
76,447	Snap Incorporated, (2)	1,000,691
	Total Software	112,815,506

	Specialty Retail – 0.7%

14,900	Aaron Rents Inc.	647,405
4,472	Advance Auto Parts, Inc.	606,850
800	AutoZone, Inc., (2)	536,744
16,500	Bed Bath and Beyond Inc.	328,763
20,000	CarMax, Inc., (2)	1,457,400
17,540	Dick’s Sporting Goods Inc.	618,285
9,300	Foot Locker, Inc.	489,645
14,500	Michaels Cos Inc., (2)	277,965
14,000	Sally Beauty Holdings Inc., (2)	224,420
17,800	Urban Outfitters, Inc., (2)	792,990
	Total Specialty Retail	5,980,467

	Technology Hardware, Storage & Peripherals – 12.8%

578,000	Apple, Inc., (3)	106,993,580
19,045	Hewlett Packard Enterprise Co	278,247
8,000	NetApp, Inc.	628,240
	Total Technology Hardware, Storage & Peripherals	107,900,067

	Textiles, Apparel & Luxury Goods – 0.4%

7,396	PVH Corporation	1,107,329
3,800	Ralph Lauren Corporation	477,736
17,800	Skechers USA Inc., (2)	534,178
26,889	Under Armour Inc., Class C Shares, (2)	566,820
42,700	Under Armour, Inc., (2)	959,896
	Total Textiles, Apparel & Luxury Goods	3,645,959

	Wireless Telecommunication Services – 0.1%

28,600	Sprint Corporation, (2)	155,584
19,244	Telephone and Data Systems Inc.	527,670
13,012	United States Cellular Corporation, (2)	481,964
	Total Wireless Telecommunication Services	1,165,218
	Total Common Stocks (cost $272,750,742)	829,809,212

Shares	Description (1), (4)	Value

	EXCHANGE-TRADED FUNDS – 3.7%

77,000	iShares Nasdaq Biotechnology ETF	$8,456,140
166,000	Vanguard Total Stock Market ETF	23,311,380
	Total Exchange-Traded Funds (cost $31,676,743)	31,767,520
	Total Long-Term Investments (cost $304,427,485)	861,576,732

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.0%

	REPURCHASE AGREEMENTS – 0.0%

$301	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/18, repurchase price $301,386, collateralized by $325,000 U.S. Treasury Notes, 2.000%, due 2/15/25, value $311,485	0.900%	7/02/18	$301,363
	Total Short-Term Investments (cost $301,363)			301,363
	Total Investments (cost $304,728,848) – 102.1%			861,878,095
	Other Assets Less Liabilities – (2.1)% (5)			(17,460,699)
	Net Assets – 100%			$844,417,396

Investments in Derivatives

Options Purchased

Description (6)	Type	Number of Contracts	Notional Amount (7)	Exercise Price	Expiration Date	Value
iShares Silver Trust	Call	400	$600,000	$15	7/20/18	$12,600
iShares U.S. Real Estate ETF	Put	400	3,080,000	77	7/20/18	8,200
Total Options Purchased (premiums paid $38,202)		800	$3,680,000			$20,800

Options Written

Description (6)	Type	Number of Contracts	Notional Amount (7)	Exercise Price	Expiration Date	Value
Nasdaq 100® Index	Call	(570)	$(413,250,000)	$7,250	7/20/18	$(2,020,650)
Nasdaq 100® Index	Call	(85)	(61,837,500)	7,275	7/20/18	(243,100)
Total Options Written (premiums received $7,529,974)		(655)	$(475,087,500)			$(2,263,750)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission or on its website http://www.sec.gov.

(5)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(6)	Exchange-traded, unless otherwise noted.

(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2018

(Unaudited)

	BXMX	DIAX	SPXX	QQQX
Assets
Long-term investments, at value (cost $696,290,964, $319,850,653, $141,046,232 and $304,427,485, respectively)	$1,419,460,458	$656,781,650	$264,436,598	$861,576,732
Short-term investments, at value ($46,194,018, $6,581,358, $2,929,089 and $301,363, respectively)	46,194,018	6,581,264	2,929,089	301,363
Cash	24,736	—	—	15,424
Options purchased, at value (premiums paid $—, $38,202, $19,101 and $38,202, respectively)	—	20,800	10,400	20,800
Receivable for:
Dividends	1,166,698	240,079	192,227	168,515
Interest	2,310	79	146	15
Investments sold	—	—	—	1,863,187
Reclaims	—	—	—	329
Shares sold	—	—	89,925	452,674
Deferred offering costs	—	—	146,137	—
Other assets	249,718	36,428	40,020	79,210
Total assets	1,467,097,938	663,660,300	267,844,542	864,478,249
Liabilities
Options written, at value (premiums received $24,035,850, $3,974,770, $1,580,380 and $7,529,974, respectively)	12,259,463	1,062,825	424,375	2,263,750
Payable for:
Dividends	24,481,160	11,007,530	4,460,954	14,968,831
Investments purchased	—	—	—	1,872,632
Accrued expenses:
Management fees	993,242	468,211	179,081	596,968
Trustees fees	243,680	35,146	37,839	84,125
Shelf offering costs	—	—	160,000	—
Other	540,152	274,659	116,941	274,547
Total liabilities	38,517,697	12,848,371	5,379,190	20,060,853
Net assets	$1,428,580,241	$650,811,929	$262,465,352	$844,417,396
Shares outstanding	103,554,549	36,085,350	16,304,618	36,661,625
Net asset value (“NAV”) per share outstanding	$13.80	$18.04	$16.10	$23.03
Net assets consist of:
Shares, $0.01 par value per share	$1,035,545	$360,854	$163,046	$366,616
Paid-in surplus	763,081,870	332,919,710	148,094,399	308,371,153
Undistributed (Over-distribution of) net investment income	(43,821,337)	(17,990,465)	(7,779,289)	(30,227,126)
Accumulated net realized gain (loss)	(26,661,754)	(4,303,616)	(2,550,474)	3,508,684
Net unrealized appreciation (depreciation)	734,945,917	339,825,446	124,537,670	562,398,069
Net assets	$1,428,580,241	$650,811,929	$262,465,352	$844,417,396
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2018

(Unaudited)

	BXMX	DIAX	SPXX	QQQX
Investment Income
Dividends	$13,317,606	$7,460,572	$2,470,237	$4,471,157
Foreign tax withheld on dividend income	(3,728)	—	—	(10,840)
Interest	119,779	42,354	3,914	9,041
Total investment income	13,433,657	7,502,926	2,474,151	4,469,358
Expenses
Management fees	6,004,999	2,861,054	1,076,291	3,557,828
Custodian fees	70,028	36,619	25,786	47,856
Trustees fees	17,035	8,219	3,160	10,390
Professional fees	40,220	28,828	23,256	30,679
Shareholder reporting expenses	110,064	47,494	23,972	77,086
Shareholder servicing agent fees	677	227	78	283
Stock exchange listing fees	14,256	4,967	3,358	—
Investor relations expenses	117,815	52,264	21,179	67,082
Other	138,171	80,802	28,078	131,593
Total expenses	6,513,265	3,120,474	1,205,158	3,922,797
Net investment income (loss)	6,920,392	4,382,452	1,268,993	546,561
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	40,155,629	16,566,398	11,508,556	59,148,220
Options purchased	—	160,092	69,162	125,665
Options written	(55,386,230)	(10,131,697)	(3,881,066)	(40,743,530)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(15,818,912)	(27,520,263)	(6,964,367)	17,429,522
Options purchased	—	1,510	755	1,510
Options written	17,447,747	2,147,181	845,613	1,316,407
Net realized and unrealized gain (loss)	(13,601,766)	(18,776,779)	1,578,653	37,277,794
Net increase (decrease) in net assets from operations	$(6,681,374)	$(14,394,327)	$2,847,646	$37,824,355

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	BXMX		DIAX
	Six Months Ended 6/30/18	Year Ended 12/31/17	Six Months Ended 6/30/18	Year Ended 12/31/17
Operations
Net investment income (loss)	$6,920,392	$16,209,183	$4,382,452	$9,311,808
Net realized gain (loss) from:
Investments and foreign currency	40,155,629	89,274,302	16,566,398	27,135,983
Options purchased	—	—	160,092	(99,286)
Options written	(55,386,230)	(103,033,365)	(10,131,697)	(24,033,896)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(15,818,912)	181,708,801	(27,520,263)	117,436,071
Options purchased	—	—	1,510	(18,912)
Options written	17,447,747	(3,370,050)	2,147,181	(1,082,222)
Net increase (decrease) in net assets from operations	(6,681,374)	180,788,871	(14,394,327)	128,649,546
Distributions to Shareholders
From and in excess of net investment income	(50,741,729)	—	(22,372,917)	—
From net investment income	—	(16,033,153)	—	(9,224,043)
From accumulated net realized gains	—	—	—	—
Return of capital	—	(78,615,705)	—	(29,062,514)
Decrease in net assets from distributions to shareholders	(50,741,729)	(94,648,858)	(22,372,917)	(38,286,557)
Capital Share Transactions
Proceeds from shelf offering	—	—	—	—
Proceeds from shares issued to shareholders to reinvestment of distributions	—	—	—	—
Increase in net assets from capital share transactions	—	—	—	—
Net increase (decrease) in net assets	(57,423,103)	86,140,013	(36,767,244)	90,362,989
Net assets at the beginning of period	1,486,003,344	1,399,863,331	687,579,173	597,216,184
Net assets at the end of period	$1,428,580,241	$1,486,003,344	$650,811,929	$687,579,173
Undistributed (Over-distribution of) net investment income at the end of period	$(43,821,337)	$—	$(17,990,465)	$—

See accompanying notes to financial statements.

	SPXX		QQQX
	Six Months Ended 6/30/18	Year Ended 12/31/17	Six Months Ended 6/30/18	Year Ended 12/31/17
Operations
Net investment income (loss)	$1,268,993	$3,011,853	$546,561	$1,322,508
Net realized gain (loss) from:
Investments and foreign currency	11,508,556	12,006,073	59,148,220	69,815,738
Options purchased	69,162	(48,818)	125,665	(96,536)
Options written	(3,881,066)	(9,881,969)	(40,743,530)	(50,862,476)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(6,964,367)	35,334,907	17,429,522	151,119,627
Options purchased	755	(9,456)	1,510	(18,912)
Options written	845,613	(439,624)	1,316,407	739,291
Net increase (decrease) in net assets from operations	2,847,646	39,972,966	37,824,355	172,019,240
Distributions to Shareholders
From and in excess of net investment income	(9,048,282)	—	(30,773,687)	—
From net investment income	—	(2,959,348)	—	(1,398,915)
From accumulated net realized gains	—	—	—	(18,260,334)
Return of capital	—	(12,950,942)	—	(33,027,683)
Decrease in net assets from distributions to shareholders	(9,048,282)	(15,910,290)	(30,773,687)	(52,686,932)
Capital Share Transactions
Proceeds from shelf offering	2,486,059	—	452,674	—
Proceeds from shares issued to shareholders to reinvestment of distributions	114,535	—	753,140	993,258
Increase in net assets from capital share transactions	2,600,594	—	1,205,814	993,258
Net increase (decrease) in net assets	(3,600,042)	24,062,676	8,256,482	120,325,566
Net assets at the beginning of period	266,065,394	242,002,718	836,160,914	715,835,348
Net assets at the end of period	$262,465,352	$266,065,394	$844,417,396	$836,160,914
Undistributed (Over-distribution of) net investment income at the end of period	$(7,779,289)	$—	$(30,227,126)	$—

See accompanying notes to financial statements.

Financial Highlights

(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income		From Accumulated Net Realized Gains	Return of Capital	Total	Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

BXMX
Year Ended 12/31:
2018(d)	$14.35	$0.07	$(0.13)	$(0.06)	$(0.49	)****	$—	$—	$(0.49)	$—		$13.80	$14.09
2017	13.52	0.16	1.58	1.74	(0.15)		—	(0.76)	(0.91)	—		14.35	14.25
2016	13.34	0.18	0.93	1.11	(0.44)		(0.29)	(0.20)	(0.93)	—		13.52	12.72
2015	13.65	0.17	0.52	0.69	(1.00)		—	—	(1.00)	—		13.34	13.43
2014	13.81	0.17	0.67	0.84	(0.19)		—	(0.81)	(1.00)	—		13.65	12.11
2013	13.13	0.20	1.56	1.76	(0.20)		—	(0.88)	(1.08)	—		13.81	12.55

DIAX
Year Ended 12/31:
2018(d)	19.05	0.12	(0.51)	(0.39)	(0.62	)****	—	—	(0.62)	—		18.04	18.48
2017	16.55	0.26	3.30	3.56	(0.26)		—	(0.80)	(1.06)	—		19.05	18.84
2016	15.78	0.27	1.54	1.81	(0.27)		—	(0.77)	(1.04)	—		16.55	15.00
2015	16.83	0.25	(0.24)	0.01	(0.65)		(0.07)	(0.34)	(1.06)	—		15.78	14.36
2014	16.62	0.18	1.09	1.27	(0.22)		(0.09)	(0.75)	(1.06)	—		16.83	15.42
2013	14.34	0.22	3.12	3.34	(0.54)		(0.43)	(0.09)	(1.06)	—		16.62	15.57

SPXX
Year Ended 12/31:
2018(d)	16.47	0.07	0.11	0.18	(0.56	)****	—	—	(0.56)	0.01		16.10	16.70
2017	14.98	0.19	2.29	2.48	(0.19)		—	(0.80)	(0.99)	—		16.47	17.31
2016	14.72	0.20	1.04	1.24	(0.85)		—	(0.13)	(0.98)	—		14.98	14.40
2015	15.61	0.20	(0.05)	0.15	(0.70)		—	(0.34)	(1.04)	—		14.72	13.47
2014	15.68	0.19	0.78	0.97	(0.19)		—	(0.85)	(1.04)	—		15.61	14.30
2013	14.36	0.22	2.22	2.44	(0.22)		—	(0.90)	(1.12)	—		15.68	14.12

QQQX
Year Ended 12/31:
2018(d)	22.84	0.02	1.01	1.03	(0.84	)****	—	—	(0.84)	—	**	23.03	26.18
2017	19.58	0.04	4.66	4.70	(0.04)		(0.50)	(0.90)	(1.44)	—		22.84	24.21
2016	19.98	0.09	0.91	1.00	(0.09)		(0.81)	(0.50)	(1.40)	—		19.58	18.56
2015	19.86	0.11	1.41	1.52	(0.43)		(0.97)	—	(1.40)	—		19.98	19.37
2014	18.54	0.06	2.62	2.68	(0.07)		(0.48)	(0.81)	(1.36)	—		19.86	19.25
2013	15.17	0.07	4.51	4.58	(0.07)		—	(1.14)	(1.21)	—		18.54	17.80

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

(0.33)%	2.45%	$1,428,580	0.91	%***	0.96	%***	1%
13.21	19.59	1,486,003	0.91		1.12		2
8.68	1.75	1,399,863	0.93		1.34		5
5.17	19.80	1,381,889	0.91		1.24		8
6.20	4.31	1,413,549	1.02		1.21		14
13.85	15.53	531,112	0.96		1.48		—	*

(2.00)	1.50	650,812	0.93	***	1.31	***	6
22.12	33.65	687,579	0.93		1.47		5
11.95	12.18	597,216	0.94		1.73		6
0.17	0.18	569,604	0.93		1.52		18
7.93	5.89	607,309	1.12		1.08		6
23.93	26.09	199,699	1.01		1.42		21

1.25	(0.24)	262,465	0.92	***	0.97	***	12
16.91	27.91	266,065	0.92		1.18		11
8.73	14.75	242,003	0.93		1.39		13
1.09	1.70	237,809	0.92		1.32		21
6.37	8.88	252,080	0.96		1.23		8
17.47	18.32	253,216	0.96		1.43		1

4.65	11.89	844,417	0.93	***	0.13	***	10
24.63	39.24	836,161	0.93		0.17		17
5.28	3.30	715,835	0.94		0.49		17
7.97	8.47	730,622	0.93		0.54		15
14.94	16.12	726,282	1.00		0.32		17
31.30	27.04	343,130	1.00		0.44		9

(c)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)	For the six months ended June 30, 2018.
*	Rounds to less than 1%.
**	Rounds to less than $0.01 per share.
***	Annualized.
****

Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2018 (as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders).

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or Nasdaq National Market (“Nasdaq”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen S&P 500 Buy-Write Income Fund (BXMX)

•	Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

•	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

•	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified (non-diversified for DIAX and QQQX) closed-end management investment companies. Shares of BXMX, DIAX and SPXX are traded on the NYSE while shares of QQQX are traded on the Nasdaq. BXMX, DIAX, SPXX and QQQX were organized as Massachusetts business trusts on July 23, 2004, May 20, 2014, November 11, 2004 and May 20, 2014, respectively.

The end of the reporting period for the Funds is June 30, 2018, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2018 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gateway Investment Advisers, LLC (“Gateway”), under which Gateway manages BXMX’s investment portfolio and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolios of DIAX, SPXX and QQQX.

Investment Objectives and Principal Investment Strategies

BXMX’s investment objective is to seek attractive total return with less volatility than the S&P 500 Index. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of the S&P 500 Buy-Write Index (BXM). The Fund also uses an index option strategy of writing (selling) index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

DIAX’s investment objective is to seek attractive total return with less volatility than the Dow Jones Industrial AverageSM (“DJIA”). The Fund pursues its investment strategy by emphasizing single name options on individual stocks in the DJIA, as well as a range of options including index options on the DJIA and other broad-based indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs). The Fund uses a dynamic call option overwrite strategy within a range of approximately 35% to 75%, with a long-run target of 55% overwrite of the value of the Fund’s equity portfolio, in seeking to enhance the portfolio’s risk-adjusted returns.

SPXX’s investment objective is to seek attractive total returns with less volatility than the S&P 500® Index. The Fund pursues its investment strategy by emphasizing index call options on the S&P 500® Index, as well as a range of options including index options on other broad-based indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs). The Fund uses a dynamic call option overwrite strategy within a range of approximately 35% to 75%, with a long-run target of 55% overwrite of the value of the Fund’s equity portfolio, in seeking to enhance the portfolio’s risk-adjusted returns.

QQQX’s investment objective is to seek attractive total return with less volatility than the Nasdaq 100® Index. The Fund pursues its investment strategy by emphasizing index call options on the Nasdaq-100® Index, as well other broad-based indexes and options on a variety of other equity market indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs) and single name options. The Fund uses a dynamic call option overwrite strategy within a range of approximately 35% to 75%, with a long-run target of 55% overwrite of the value of the Fund’s equity portfolio, in seeking to enhance the portfolio’s risk-adjusted returns. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees (the “Board”), each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by a Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment trust (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.

The distributions made by the Fund during the current fiscal period are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Overdistribution of) net investment income” as of the end of the reporting period, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements as of the end of the reporting period, reflect an over-distribution of net investment income.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Notes to Financial Statements (continued)

(Unaudited)

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the last quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The values of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

BXMX	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,419,460,458	$—	$—	$1,419,460,458

Short-Term Investments:
Repurchase Agreements	—	46,194,018	—	46,194,018

Investments in Derivatives:
Options Written	(12,259,463)	—	—	(12,259,463)
Total	$1,407,200,995	$46,194,018	$—	$1,453,395,013
DIAX
Long-Term Investments*:
Common Stocks	$644,321,700	$—	$—	$644,321,700
Exchange-Traded Funds	12,459,950	—	—	12,459,950

Short-Term Investments:
Repurchase Agreements	—	1,585,334	—	1,585,334
U.S. Government and Agency Obligations	—	4,995,930	—	4,995,930

Investments in Derivatives:
Options Purchased	20,800	—	—	20,800
Options Written	(1,062,825)	—	—	(1,062,825)
Total	$655,739,625	$6,581,264	$—	$662,320,889

Notes to Financial Statements (continued)

(Unaudited)

SPXX	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$259,454,258	$—	$—	$259,454,258
Exchange-Traded Funds	4,982,340	—	—	4,982,340

Short-Term Investments:
Repurchase Agreements	—	2,929,089	—	2,929,089
Investments in Derivatives:
Options Purchased	10,400	—	—	10,400
Options Written	(424,375)	—	—	(424,375)
Total	$264,022,623	$2,929,089	$—	$266,951,712
QQQX
Long-Term Investments*:
Common Stocks	$829,809,212	$—	$—	$829,809,212
Exchange-Traded Funds	31,767,520	—	—	31,767,520

Short-Term Investments:
Repurchase Agreements	—	301,363	—	301,363

Investments in Derivatives:
Options Purchased	20,800	—	—	20,800
Options Written	(2,263,750)	—	—	(2,263,750)
Total	$859,333,782	$301,363	$—	$859,635,145
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
BXMX	Fixed Income Clearing Corporation	$46,194,018	$(46,194,018)	$—
DIAX	Fixed Income Clearing Corporation	1,585,334	(1,585,334)	—
SPXX	Fixed Income Clearing Corporation	2,929,089	(2,929,089)	—
QQQX	Fixed Income Clearing Corporation	301,363	(301,363)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or

Notes to Financial Statements (continued)

(Unaudited)

expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, BXMX sold call options on equity indices as part of its overall investment strategy with the notional amount of these options averaging 99% of the Fund’s assets.

During the current fiscal period, DIAX, SPXX and QQQX, each sold call options on equity indices as part of its overall investment strategy with the notional amounts of these options averaging 55% of each Fund’s assets. Each Fund also purchased a small amount of call options and put options as part of its overwrite strategy.

The average notional amount of outstanding options purchased and options written during the current fiscal period, was as follows:

		DIAX	SPXX	QQQX
Average notional amount of outstanding call options purchased*		$706,667	$353,333	$706,667

	BXMX	DIAX	SPXX	QQQX
Average notional amount of outstanding call options written*	$(1,431,435,333)	$(346,614,833)	$(135,881,000)	$(442,112,500)

		DIAX	SPXX	QQQX
Average notional amount of outstanding put options purchased*		$1,800,000	$900,000	$1,800,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options purchased and written by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
BXMX
Equity price	Options	—	$—	Options written, at value	$(12,259,463)
DIAX
Equity price	Options	Options purchased, at value	$20,800	Options written, at value	$(1,062,825)
SPXX
Equity price	Options	Options purchased, at value	$10,400	Options written, at value	$(424,375)
QQQX
Equity price	Options	Options purchased, at value	$20,800	Options written, at value	$(2,263,750)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
BXMX	Equity price	Options Written	$(55,386,230)	$17,447,747
DIAX	Equity price	Options Purchased	160,092	1,510
DIAX	Equity price	Options Written	(10,131,697)	2,147,181
SPXX	Equity price	Options Purchased	69,162	755
SPXX	Equity price	Options Written	(3,881,066)	845,613
QQQX	Equity price	Options Purchased	125,665	1,510
QQQX	Equity price	Options Written	(40,743,530)	1,316,407

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Equity Shelf Programs and Offering Costs

SPXX and QQQX have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional shares through one or more equity shelf program (“Shelf Offering”), which became effective with the SEC during the current fiscal period.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per share. In the event each Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized shares, shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	SPXX		QQQX
	Six Months Ended 6/30/2018*	Year Ended 12/31/2017	Six Months Ended 6/30/2018**	Year Ended 12/31/2017
Additional authorized shares	1,600,000	—	3,700,000	—
Shares sold	145,078	—	17,500	—
Offering proceeds, net of offering costs	$2,486,059	$—	$452,674	$—
*	Represents total additional authorized shares for the period June 14, 2018 through June 30, 2018.
**	Represents total additional authorized shares for the period June 28, 2018 through June 30, 2018.

Costs incurred by the Funds in connection with its initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Share Transactions

Transactions in shares for the Funds during the current and prior fiscal period, where applicable, were as follows:

	SPXX		QQQX
	Six Month Ended 6/30/2018	Year Ended 12/31/2017	Six Month Ended 6/30/2018	Year Ended 12/31/2017
Shares:
Sold through shelf offering	145,078	—	17,500	—
Issued to shareholders due to reinvestment of distributions	6,961	—	32,810	46,901
Total	152,039	—	50,310	46,901

Weighted average share:
Premium to NAV per shelf offering sold	5.87%	—%	13.55%	—%

Notes to Financial Statements (continued)

(Unaudited)

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current reporting period were as follows:

	BXMX	DIAX	SPXX	QQQX
Purchases	$21,251,761	$43,803,674	$30,575,479	$87,118,751
Sales	113,458,669	61,811,649	37,295,722	140,404,735

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on options contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	BXMX	DIAX	SPXX	QQQX
Tax cost of investments	$743,019,676	$326,647,715	$143,975,385	$304,785,532
Gross unrealized:
Appreciation	$749,767,510	$338,587,280	$130,406,972	$561,280,332
Depreciation	(27,132,710)	(1,872,081)	(7,016,670)	(4,187,769)
Net unrealized appreciation (depreciation) of investments	$722,634,800	$336,715,199	$123,390,302	$557,092,563

	BXMX	DIAX	SPXX	QQQX
Tax cost of options purchased	$—	$38,202	$19,101	$38,202
Net unrealized appreciation (depreciation) of options purchased	—	(17,402)	(8,701)	(17,402)

	BXMX	DIAX	SPXX	QQQX
Tax cost of options written	$(12,259,463)	$(1,062,825)	$(424,375)	$(2,263,750)
Net unrealized appreciation (depreciation) of options written	—	—	—	—

Permanent differences, primarily due to foreign currency transactions, nondeductible reorganization expenses, real estate investment trust adjustments and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2017, the Funds’ last tax year end, as follows:

	BXMX	DIAX	SPXX	QQQX
Paid-in surplus	$—	$87,765	$(11,865,274)	$(183)
Undistributed (Over-distribution of) net investment income	(176,030)	(87,765)	(52,505)	76,407
Accumulated net realized gain (loss)	176,030	—	11,917,779	(76,224)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2017, the Funds’ last tax year end, were as follows:
	BXMX	DIAX	SPXX	QQQX
Undistributed net ordinary income	$—	$—	$—	$—
Undistributed net long-term capital gains	—	—	—	—

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2017, was designated for purposes of the dividends paid deduction as follows:
	BXMX	DIAX	SPXX	QQQX
Distributions from net ordinary income[1]	16,033,153	9,224,043	2,959,348	1,398,915
Distributions from net long-term capital gains	—	—	—	18,260,334
Return of capital	78,615,705	29,062,514	12,950,942	33,027,683
[1] Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of December 31, 2017, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	BXMX	DIAX	SPXX
Expiration:
December 31, 2018	$—	$—	$7,655,485
Not subject to expiration	17,000,365	9,810,078	2,342,691
Total	$17,000,365	$9,810,078	$9,998,176

During the Funds’ last tax year ended December 31, 2017, DIAX utilized $2,028,457 of its capital loss carryforwards.

As of December 31, 2017, the Funds’ last tax year end, $11,865,274 of SPXX’s capital loss carryforwards expired.

7. Management Fees

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gateway and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	BXMX	DIAX	SPXX	QQQX
For the first $500 million	0.7000%	0.7000%	0.6600%	0.6900%
For the next $500 million	0.6750	0.6750	0.6350	0.6650
For the next $500 million	0.6500	0.6500	0.6100	0.6400
For the next $500 million	0.6250	0.6250	0.5850	0.6150
For managed assets over $2 billion	0.6000	0.6000	0.5600	0.5900

Notes to Financial Statements (continued)

(Unaudited)

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by each Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2018, the complex-level fee rate for each Fund was 0.1591%.

8. Borrowing Arrangements

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each interfund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, the Funds did not enter into any inter-fund loan activity.

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert C. Young

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royal Street Canton, MA 02021 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

Each Fund intends to repurchase through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported in the next annual or semi-annual report.

	BXMX	DIAX	SPXX	QQQX
Shares repurchased	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Glossary of Terms Used in this Report

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Beta: A measure of the variability of the change in the share price for a Fund in relation to a change in the value of the Fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎

Chicago Board Options Exchange (CBOE) S&P 500 BuyWrite Index (BXMSM): An index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board of Exchange (CBOE) Volatility Index® (VIX®): An index that is a key measure of market expectations of near-term volatility conveyed by S&P 500® Index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility (www.cboe.com). Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board of Exchange (CBOE) Dow Jones Industrial Average (DJIA) BuyWrite Index (BXDSM): A benchmark index that measures the performance of a theoretical portfolio that sells call options on the Dow Jones Industrial Average (the Dow), against a portfolio of the stocks included in the Dow. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Chicago Board of Exchange (CBOE) Nasdaq 100 BuyWrite Index (BXNSM): A benchmark index that measures the performance of a theoretical portfolio that owns a basket of the stocks included in the Nasdaq 100 Index, and “writes” (or sells) Nasdaq 100 Index covered call options each month. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

DIAX Blended Benchmark: The DIAX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board Options Exchange (CBOE) DJIA BuyWrite Index (BXD), which is designed to track the performance of a hypothetical buy-write strategy on the Dow Jones Industrial Average and 2) 45% Dow Jones Industrial Average (DJIA), which tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Dow Jones Industrial Average (DJIA): An average that tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Nasdaq-100 Index: An index that includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

QQQX Blended Benchmark: The QQQX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board of Exchange (CBOE) Nasdaq 100 BuyWrite Index (BXNSM), which measures the performance of a theoretical portfolio that owns a basket of the stocks included in the Nasdaq 100 Index, and “writes” (or sells) Nasdaq 100 Index covered call options each month and 2) 45% Nasdaq-100 Index, which includes 100 of the largest domestic and international nonfinancial securities listed on the Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

SPXX Blended Benchmark: The SPXX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board Options Exchange (CBOE) S&P 500 BuyWrite Index (BXMSM), which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index and 2) 45% S&P 500® Index, an unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date, Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with (a) in the case of Nuveen S&P 500 Buy-Write Income Fund (the “S&P Buy-Write Fund”), Gateway Investment Advisers, LLC (“Gateway”), pursuant to which Gateway serves as investment sub-adviser to such Fund and (b) in the case of Nuveen Dow 30sm Dynamic Overwrite Fund (the “Dow Fund”), Nuveen S&P 500 Dynamic Overwrite Fund (the “S&P Dynamic Fund”) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (the “Nasdaq Fund”), Nuveen Asset Management, LLC (“NAM”), pursuant to which NAM serves as investment sub-adviser to each such Fund. Gateway and NAM are collectively referred to as the “Sub-Advisers” and each, a “Sub-Adviser.” The Adviser and the Sub-Advisers are collectively referred to as the “Fund Advisers” and each, a “Fund Adviser.” Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of each Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market for Nuveen closed-end funds (including, among other things an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and the resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leveraging financing for the Nuveen closed-end funds; the secondary market trading of the Nuveen closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; legal support; and with respect to closed-end funds, leverage, capital and distribution management services.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership;

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process; and

•	with respect specifically to closed-end funds, such initiatives also included:

••

Leverage Management Services – continuing activities to expand financing relationships and develop new product structures to lower fund leverage expenses and to manage associated risks, particularly in an interest rate increasing environment;

••

Capital Management Services – continuing capital management activities through the share repurchase program and additional equity offerings in seeking to increase net asset value and/or improve fund performance for the respective Nuveen funds;

••	Data and Market Analytics – continuing development of databases that help with obtaining and analyzing ownership data of closed-end funds;

••

Enhanced Secondary Market Reporting – providing enhanced reporting and commentary on the secondary market trading of closed-end funds which permit more efficient analysis of the performance of the Nuveen funds compared to peers and of trends in the marketplace; and

••	Tender Option Bond Services – providing the additional support services necessary for Nuveen funds that seek to use tender option bonds to meet new regulatory requirements.

The Board also recognized the Adviser’s investor relations program which seeks to advance the Nuveen closed-end funds through, among other things, raising awareness and delivering education regarding closed-end funds to investors and financial advisors and promoting the Nuveen closed-end funds with such investors.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Advisers and the investment and compliance oversight over the Sub-Advisers provided by the Adviser. The Board recognized that the Sub-Advisers generally provided the portfolio advisory services for the applicable Fund(s). The Board reviewed the Adviser’s analysis of each Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017, as well as performance data for the first quarter of 2018 ending March 31, 2018. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance. In addition to the foregoing, in recognizing the importance of secondary market trading to shareholders of closed-end funds, the Board reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date as well as relative to the premiums or discounts of certain peers and the funds’ total return based on net asset value and market price over various periods. The Board considers the review of premiums and discounts of the closed-end funds to be a continuing priority and as such, the Board and/or its Closed-end Fund Committee also receives an update on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds at each quarterly meeting, reviewing, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds based on net asset value and price over various periods; the volatility trends in the market; the

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

distribution data of the Nuveen closed-end funds and as compared to peer averages; and a summary of the common share shelf offerings and share repurchase activity during the applicable quarter. As the Board’s Closed-end Fund Committee oversees matters particularly impacting the closed-end fund product line, the committee further engages in more in-depth discussions of the premiums and discounts of the Nuveen closed-end funds at each of its quarterly meetings.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

For the Dow Fund, the Board noted that the Fund performed in the first quartile of its Performance Peer Group in the one-, three- and five-year periods. The Fund also outperformed its blended benchmark over such periods. The Board was satisfied with the Fund’s overall performance.

For the Nasdaq Fund, the Board noted that the Fund performed in the first quartile of its Performance Peer Group over the one-, three- and five-year periods. Although the Fund’s performance was below its blended benchmark over the one- and three-year periods, the Fund outperformed its blended benchmark over the five-year period. The Board was satisfied with the Fund’s overall performance.

For the S&P Buy-Write Fund, the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group in the one-year period, the Fund ranked in the second quartile in the three-year period and the third quartile in the five-year period. The Fund also outperformed its primary buy-write benchmark for the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For the S&P Dynamic Fund, the Board noted that although the Fund’s performance was below its blended benchmark in the three- and five-year periods, the Fund essentially matched the blended benchmark’s performance in the one-year period and ranked in the third quartile of its Performance Peer Group in the one-year period and the second quartile in the three- and five-year periods. Notwithstanding the foregoing, the Board recognized that the Fund was repositioned and the sub-adviser changed in 2014 and therefore the past performance prior to such time reflected performance under a different sub-adviser and investment parameters. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the Nuveen closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017.

The Board considered the sub-advisory fees paid to the Sub-Advisers, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Advisers charge to other clients.

The Independent Board Members noted that each Fund had a net management fee and net expense ratio below the respective peer averages.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or NAM, such other clients may include retail and institutional managed accounts, investment companies outside the Nuveen family, foreign investment companies offered by Nuveen and collective investment trusts. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.

The Board recognized that the Dow Fund, the S&P Dynamic Fund and the Nasdaq Fund had an affiliated sub-adviser (i.e., NAM) and reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by such Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients of the Adviser and/or its affiliated sub-advisers compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to the other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

of these factors. The Board further considered that NAM’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

The Board recognized that the S&P Buy-Write Fund had an unaffiliated sub-adviser (i.e., Gateway) and considered that such Sub-Adviser’s fee is essentially for portfolio management services. The Independent Board Members reviewed the pricing schedule or average fee rates that Gateway charges for other clients. The Independent Board Members noted that the sub-advisory fees with respect to the Fund were the result of arm’s length negotiations and were reasonable in relation to the fees assessed other clients.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). With respect to NAM, the Independent Board Members reviewed such Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016. With respect to Gateway, the Independent Board Members considered a profitability and margin analysis, generally including revenues, expenses and operating margins for its advisory services to the S&P Buy-Write Fund for the calendar years 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as co-manager in the initial public offerings of new closed-end funds and as the underwriter on shelf offerings of existing closed-end funds.

In addition to the above, the Independent Board Members considered whether the Sub-Advisers use commissions paid by the applicable Fund(s) on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that NAM may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although NAM may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the applicable Funds to the extent it enhances the ability of NAM to manage such Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.

With regard to the S&P Buy-Write Fund, Gateway, the Sub-Adviser of such Fund, does not participate in soft dollar arrangements with respect to Fund portfolio transactions.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-D-0618D 569802-INV-B-08/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Dow 30SM Dynamic Overwrite Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: September 6, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 6, 2018